UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

DOMINION RESOURCES BLACK WARRIOR TRUST

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DOMINION RESOURCES BLACK WARRIOR TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

March 28, 2014

Dear Unit Holder:

You are cordially invited to attend a Special Meeting of unit holders of the Dominion Resources Black Warrior Trust to be held on Thursday, May 22, 2014, at 2:30 p.m., local time, at The City Club, 901 Main Street, Suite 6900, Dallas, Texas 75202. Please find enclosed a notice to unit holders, a Proxy Statement describing the business to be transacted at the meeting, and a form of Proxy for use in voting at the meeting.

At the Special Meeting, you will be asked (i) to approve the appointment of Southwest Bank as successor trustee of the Trust, (ii) to approve certain amendments to the Dominion Resources Black Warrior Trust Agreement dated May 31, 1994, as amended on June 27, 1994 (the “Trust Agreement”) described in the enclosed Proxy Statement, and (iii) to approve an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.

We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your Units be represented at the meeting.

Very truly yours,

BANK OF AMERICA, N.A.,
Trustee of the Dominion Resources Black Warrior
Trust

/s/ Ron E. Hooper

RON E. HOOPER
Senior Vice President

YOUR VOTE IS IMPORTANT

All Unit Holders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage paid envelope. Returning your Proxy will help the Trust assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any Unit Holder attending the meeting may vote in person even if he or she has returned the Proxy.

PROXY STATEMENT	1
SOLICITATION AND REVOCABILITY OF PROXIES	1
VOTING AND QUORUM	2
PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE	3
PROPOSAL TWO — AMENDMENT TO THE TRUST AGREEMENT REGARDING MINISTERIAL ITEMS	3
PROPOSAL THREE — AMENDMENTS TO THE TRUST AGREEMENT REGARDING UNCERTIFICATED UNITS	4
PROPOSAL FOUR — AMENDMENT TO THE TRUST AGREEMENT REGARDING ASSET SALES	5
PROPOSAL FIVE — AMENDMENT TO THE TRUST AGREEMENT REGARDING ELECTRONIC VOTING	5
PROPOSAL SIX — AMENDMENT TO THE TRUST AGREEMENT REGARDING INVESTMENTS	6
PROPOSAL SEVEN — APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH SIX	7
EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE	7
EFFECT OF NEGATIVE VOTES ON PROPOSALS TWO THROUGH SIX	8
EFFECT OF NEGATIVE VOTES ON PROPOSAL SEVEN	8
TRUSTEE/SOUTHWEST BANK APPROVAL OF PROPOSALS TWO THROUGH SIX	8
TRUSTEE	8
DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	9
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	9
INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
ADDITIONAL INFORMATION	11
APPENDIX A	A-1

i

DOMINION RESOURCES BLACK WARRIOR TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

NOTICE OF SPECIAL MEETING OF UNIT HOLDERS
To Be Held May 22, 2014

PLEASE TAKE NOTICE THAT a Special Meeting of Unit Holders (the “Special Meeting”) of the Dominion Resources Black Warrior Trust (the “Trust”), a Delaware business trust formed under the Delaware Business Trust Act and governed by the terms of the Dominion Resources Black Warrior Trust Agreement dated May 31, 1994, as amended on June 27, 1994 (the “Trust Agreement”), will be held on Thursday, May 22, 2014, at 2:30 p.m., local time, at The City Club, 901 Main Street, Suite 6900, Dallas, Texas 75202, to consider and vote on the following matters:

(1)	approval of the appointment of Southwest Bank as successor trustee to serve as trustee of the Trust once the resignation of Bank of America, N.A., the current Trustee of the Trust, takes effect;
(2)	approval of certain amendments to the Trust Agreement regarding ministerial items;
(3)	approval of certain amendments to the Trust Agreement regarding uncertificated units;
(4)	approval of certain amendments to the Trust Agreement regarding asset sales;
(5)	approval of certain amendments to the Trust Agreement regarding electronic voting;
(6)	approval of certain amendments to the Trust Agreement regarding investments; and
(7)	approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.

The close of business on March 27, 2014 (the “Record Date”), has been fixed as the record date for the determination of unit holders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of Units of Beneficial Interest (the “Units”) of the Trust, at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of unit holders entitled to vote at the Special Meeting will be available for inspection by any unit holder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee’s offices at 901 Main Street, 17th Floor, Dallas, Texas, and also at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your proxy before the Special Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of Bank of America, N.A.,

Trustee of the Dominion Resources Black Warrior
Trust

/s/ Ron E. Hooper

Ron E. Hooper
Senior Vice President

Dallas, Texas
March 28, 2014

DOMINION RESOURCES BLACK WARRIOR TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

The trustee of the Trust, Bank of America, N.A., through its U.S. Trust, Bank of America Private Wealth Management division (the “Trustee”), requests your proxy for use at the Special Meeting of unit holders of the Trust (“Unit Holders”) to be held on Thursday, May 22, 2014, at 2:30 p.m., local time, at The City Club, 901 Main Street, Suite 6900, Dallas, Texas 75202, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy you authorize the persons named on the Proxy to represent you and to vote your Units at the Special Meeting. This Proxy Statement and the form of Proxy were first mailed to Unit Holders of the Trust on or about March 28, 2014.

This solicitation of proxies is made by the Trustee of the Trust. In addition, the Trust has engaged AST Phoenix Advisors (the “Proxy Solicitor”) to assist in the solicitation of Proxies for the Special Meeting, and it estimates that it will pay the Proxy Solicitor approximately $60,000, including the fee of the Proxy Solicitor plus certain costs and expenses. The Trust has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Trustee may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units that those companies hold of record. The Trustee will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor; however, Southwest Bank has agreed to reimburse the Trustee for 60% of the costs and expenses of the proxy solicitation in connection with the Special Meeting and meetings (or solicitation of written consents in lieu thereof) of unit holders of the six other trusts for whom the Trustee will resign as trustee not to exceed an aggregate of $360,000 for all seven trusts.

If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your Units can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Special Meeting by (a) signing and submitting a later-dated proxy to the Trustee, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the Proxies will be voted at the Special Meeting.

VOTING AND QUORUM

The only outstanding voting securities of the Trust are the Units. As of the close of business on the Record Date, there were 7,850,000 Units outstanding and entitled to be voted at the Special Meeting.

Each outstanding Unit is entitled to one vote. The presence, in person or by proxy, of Unit Holders who, on the Record Date, held Units representing a majority of the Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. The Trustee, upon approval by the holders of a majority of the Units who are present or represented by proxy at the Special Meeting, will have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Unit Holder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting, even if a quorum is not present. If a motion to adjourn the meeting is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process may be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE

On January 9, 2014, the Trustee submitted a notice of its resignation as trustee of the Trust to the Unit Holders, BNY Mellon Trust of Delaware, as the Delaware Trustee, Walter Exploration & Production LLC and Walter Black Warrior Basin LLC. The Trustee’s notice of resignation stated that it would nominate Southwest Bank, an independent state bank chartered under the laws of the State of Texas and headquartered in Fort Worth, Texas (“Southwest Bank”) as its potential successor and call a special meeting of Unit Holders for the purpose of appointing Southwest Bank as a successor. Prior to nominating Southwest Bank, the Trustee formed a committee to solicit, investigate and choose a nominee. The committee distributed requests for proposal and held discussions with a number of potential candidates.

If the Unit Holders appoint Southwest Bank as successor trustee at the Special Meeting, the Trustee’s resignation will take effect on May 30, 2014, assuming the satisfaction or waiver of the following conditions:

•	The appointment of Southwest Bank as trustee of the Sabine Royalty Trust (another royalty trust for which Bank of America, N.A. currently serves as trustee);
•	The appointment of Southwest Bank or another successor trustee as trustee of five other royalty trusts for which Bank of America, N.A. currently serves as trustee and as agent under a disbursing arrangement for which Bank of America, N.A. currently serves as agent;
•	The accuracy of certain representations and warranties and performance of certain agreements made by Southwest Bank in an agreement between Bank of America, N.A. and Southwest Bank; and
•	No governmental injunction, order or other action that would prohibit Southwest Bank’s appointment, the Trustee’s resignation or the other actions described above.

If the conditions described above have not been satisfied or waived by the Trustee as of May 30, 2014, the resignation shall be effective August 29, 2014, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date. If the resignation is not effective as of such later effective date, the Trustee will notify Unit Holders of the new effective date.

Required Vote

The appointment of Southwest Bank as the successor trustee requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units represented in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes in the appointment of the successor trustee will have the effect of votes against Southwest Bank as successor trustee. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal One, your Proxy will be deemed to grant such authority and will be voted FOR the appointment of Southwest Bank as successor trustee.

The Trustee recommends the Unit Holders vote “FOR” the appointment of Southwest Bank as successor trustee.

PROPOSAL TWO — AMENDMENT TO THE TRUST AGREEMENT
REGARDING MINISTERIAL ITEMS

Background, Reasons for and Effect of the Proposed Amendment

The Trust Agreement that created the trust was entered into on May 31, 1994 and amended on June 27, 1994. The following amendment is intended to update the Trust Agreement to ensure accurate cross-references to current legal authority. The following amendment is reflected in the “black-line” version of the Trust Agreement attached hereto as Appendix A. (The “black-line” version of the Trust Agreement underlines new text that is inserted and strikes through all text that is deleted as a result of the amendments to the Trust Agreement described in proposals Two through Six of this Proxy Statement.)

Transfer Agent.  The Trust Agreement appoints Mellon Securities Trust Company as Transfer Agent and Registrar. Mellon Securities Trust Company no longer serves as the Transfer Agent. As such, all references to Mellon Securities Trust Company would be deleted and replaced with American Stock Transfer and Trust Company LLC.

The effect of the above amendment would be to eliminate outdated references.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this amendment.

Required Vote

The amendment to the Trust Agreement in this Proposal requires the affirmative vote of Unit Holders holding at least a majority of all outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL THREE — AMENDMENTS TO THE TRUST AGREEMENT
REGARDING UNCERTIFICATED UNITS

Background, Reasons for and Effect of the Proposed Amendments

The Units are currently listed securities on the New York Stock Exchange (“NYSE”). Pursuant to New York Stock Exchange Listed Company Manual Section 500.00, all securities listed on the NYSE must be eligible for a direct registration system (“DRS”). While the Trust is technically eligible for DRS, it cannot participate in the system because the Trust Agreement requires that ownership of Units be evidenced by certificates. Proposal Three, if approved, will amend the Trust Agreement to allow for uncertificated Units, which would permit the Trust to participate in the DRS.

A DRS allows companies to issue units or shares in uncertificated (or book-entry) form rather than requiring actual paper certificates. These book-entry units or shares can then be transferred electronically between brokers and transfer agents, removing the need for printing, handling and delivering paper certificates. A DRS also provides greater security both to holders of units or shares, who avoid the risk of lost or stolen certificates and the associated replacement fees, and to issuers, who eliminate the risk of cancelled certificates being fraudulently presented as valid. Because of these and other benefits, the securities industry encourages companies to participate in a DRS. Most companies listed on the NYSE were able to begin participating in a DRS after the NYSE added DRS eligibility to its listing standards in 2008 through actions of their board of directors. In contrast, because the Trust Agreement requires physical certificates to represent the Units and does not authorize the trustee to alter that requirement, Unit Holder action is necessary to amend the Trust Agreement to allow the Trust to participate in a DRS. The amendment to allow uncertificated Units is reflected primarily in Article III of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Three is approved by the Unit Holders, Articles I and IV of the Trust Agreement will be revised to read as set forth in Appendix A.

The effect of the proposed amendments would be to permit Trust Units to be uncertificated and permit the Trust to participate in a DRS.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Vote

The amendments to the Trust Agreement in this Proposal require the affirmative vote of Unit Holders holding at least a majority of all outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Trust Agreement will have the effect of a vote against such amendments. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal, your Proxy will be deemed to grant such authority and will be voted FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Trust Agreement.

PROPOSAL FOUR — AMENDMENT TO THE TRUST AGREEMENT
REGARDING ASSET SALES

Background, Reasons for and Effect of the Proposed Amendment

The Trust Agreement prohibits the trustee from selling any of the Trust assets, other than in the process of terminating the Trust. Occasionally opportunities present whereby a better return on properties, or a significant savings in operating costs could be obtained if the trustee sold or conveyed such properties. The Trustee now proposes to seek authorization for certain small sales if the trustee deems them to be in the best interests of the Unit Holders. In order to facilitate any sale of the royalties that the Trustee determines to be in the best interest of the Unit Holders, Proposal Four amends the Trust Agreement to permit the Trustee to sell up to one percent (1%) of the value (based on year end engineering reports) of the royalties in any twelve month period. This amendment regarding asset sales is reflected in Section 3.02 of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Four is approved by the Unit Holders (and on the consent of Walter Exploration and Production LLC), a new Section 3.02(c) will be inserted into the Trust Agreement following Section 3.02(b) of the Trust Agreement and will read as follows:

“(c) Notwithstanding anything to the contrary contained in this Agreement, during any twelve-month period the Trustee may without a vote of the Unitholders sell, assign, transfer and convey up to one percent (1%) of the value of the Royalty Interests in any one or more transactions that the Trustee determines to be in the best interest of the Unitholders. For purposes of this Section 3.02(c), the value of the Royalty Interests to be sold and of all the Royalty Interests shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such Royalty Interests, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by Trustee). The use of such values is solely for the purpose of determining compliance with this Section 3.02(c), and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.”

The effect of the proposed amendment would be to permit the trustee to sell small amounts of the Trust’s assets, without Unit Holder approval, if the trustee deems it in the best interest of the Unit Holders.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval or Walter Exploration and Production LLC consent of this amendment.

Required Vote

The amendment to the Trust Agreement in this Proposal requires the affirmative vote of Unit Holders holding at least sixty-six and two-thirds percent (66 2/3%) of all outstanding Units and the consent of Walter Exploration and Production LLC. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL FIVE — AMENDMENT TO THE TRUST AGREEMENT
REGARDING ELECTRONIC VOTING

Background, Reasons for and Effect of the Proposed Amendment

Section 8.03 of the Trust Agreement provides that Unit Holders may vote in person or by duly executed written proxy. In order to expand the permissible means by which Unit Holders may vote in the future to take advantage of technological advances and to offer Unit Holders a variety of voting methods, Proposal Five would amend the Trust Agreement to explicitly provide for telephone and internet voting. The amendment regarding electronic voting is reflected in Section 8.03 of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Five is approved by the Unit Holders, Section 8.03 of the Trust Agreement will be revised to read in part as follows. (Proposed changes are underlined for ease of reference):

“Section 8.03. Method of Voting and Vote Required.  Each Record Date Unitholder shall be entitled to one vote for each Unit owned by such Record Date Unitholder on the record date, and any Record Date Unitholder may vote in person or by duly executed written proxy. A telegram, telex, cablegram, email, or other form of electronic transmission, including telephone transmission, by the Record Date Unitholder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Record Date Unitholder shall be treated as an execution in writing for purposes of this Section 8.03. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Record Date Unitholder.”

The effect of the proposed amendment would be to permit Unit Holders to vote by telephonic or electronic means at a meeting of Trust Unit Holders.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this amendment.

Required Vote

The amendment to the Trust Agreement in this Proposal requires the affirmative vote of Unit Holders holding at least eighty percent of all outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL SIX — AMENDMENT TO THE TRUST AGREEMENT
REGARDING INVESTMENTS

Background, Reasons for and Effect of the Proposed Amendment

Section 3.04 of the Trust Agreement is entitled “Interest on Cash Reserves” and establishes the permitted investments of cash on hand held by the trustee. In order to provide the trustee with an efficient means of investing funds received, to reduce the risk that funds go uninvested, and in keeping with current industry practice, Proposal Six would amend the Trust Agreement to allow such cash to be deposited in accounts fully insured by the Federal Deposit Insurance Corporation. The amendment regarding investments is reflected in Section 3.04(v) of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Six is approved by the Unit Holders, Section 3.04 of the Trust Agreement will be revised by adding Section 3.04(v), which will read as follows:

“(v) other interest bearing accounts in FDIC-insured state or national banks, including the Trustee, so long as the entire amount in such accounts is at all times fully insured by the Federal Deposit Insurance Corporation.”

The effect of the proposed amendments would be to permit the trustee to use an insured cash sweep service to invest cash on hand in accounts with multiple FDIC-insured institutions such that the funds held by the trustee for the account of the Trust are deposited into interest bearing accounts which are at all times fully insured by the Federal Deposit Insurance Corporation.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unitholder approval of this amendment.

Required Vote

The amendment to the Trust Agreement in this Proposal requires the affirmative vote of Unit Holders holding at least a majority of all outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL SEVEN — APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL
MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF
ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH SIX

The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Six. If it is necessary or appropriate to adjourn the Special Meeting, and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to Unit Holders, other than an announcement made at the Special Meeting.

Required Vote

The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Six in this Proposal Seven requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units represented in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes in the proposal to adjourn the Special Meeting will have the effect of votes against such adjournment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Seven, your Proxy will be deemed to grant such authority and will be voted FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Six.

The Trustee recommends the Unit Holders vote “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Six.

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE

The notice of resignation of the Trustee stated that the Trustee’s resignation would be conditional on the appointment of Southwest Bank or another successor trustee as successor trustee. If the Unit Holders appoint Southwest Bank as successor trustee at the Special Meeting, the Trustee’s resignation will be effective May 30, 2014 (assuming the other conditions described herein are satisfied). If the conditions described above have not been satisfied or waived by the Trustee as of May 30, 2014, the resignation shall be effective August 29, 2014, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date. If the Unit Holders fail to appoint Southwest Bank as successor trustee at the Special Meeting, the Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of Southwest Bank or another successor trustee. If the Trustee resigns and no successor trustee is appointed within the 60 days following the effective date of the Trustee’s resignation, then a successor trustee may be appointed by any State or Federal District Court having jurisdiction in New Castle County, Delaware, upon the application of any Unit Holder, Walter Exploration and Production LLC or the Trustee. If a Unit Holder, Walter Exploration and Production LLC or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall, pending the final appointment of a successor trustee, have such powers and duties as the court appointing such temporary trustee shall provide in its order of appointment, consistent with the provisions of the Trust Agreement.

EFFECT OF NEGATIVE VOTES ON PROPOSALS TWO THROUGH SIX

If the Unit Holders fail to approve any of the amendments to the Trust Agreement under Proposals Two through Six the amendments to the Trust Agreement that are not approved will not take effect and will not be included in the Trust’s Amended and Restated Trust Agreement; however, amendments that are approved will take effect and be included in the Trust’s Amended and Restated Trust Agreement, as each of Proposals Two through Six are independent of each other. Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this proposal.

EFFECT OF NEGATIVE VOTES ON PROPOSAL SEVEN

If the Unit Holders fail to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Six, the Trust may be unable to hold the Special Meeting if a quorum is not reached. If a quorum has been reached, any of Proposals One through Six that has not achieved the required vote would not be approved and would have the effects set forth above for such Proposal.

TRUSTEE/SOUTHWEST BANK APPROVAL OF PROPOSALS TWO THROUGH SIX

Southwest Bank has stated to the Trustee that, if it is appointed as successor trustee, it intends to consent in writing, as required by the Trust Agreement, to the amendments made to the Trust Agreement by each of Proposals Two through Six that are approved by the Unit Holders; provided, in the case of Proposal Four, that Walter Exploration and Production LLC approves the proposed amendment, as required by the Trust Agreement. If Southwest Bank is not appointed, the Trustee intends to approve in writing, as required by the Trust Agreement, the amendments made to the Trust Agreement by each of Proposals Two through Six that are approved by the Unit Holders; provided, in the case of Proposal Four, that Walter Exploration and Production LLC approves the proposed amendment, as required by the Trust Agreement. Walter Exploration and Production LLC has informed the Trustee that it intends to consent to the amendment set forth in Proposal Four.

TRUSTEE

Following is certain information regarding Southwest Bank and the Trustee:

Southwest Bank

Southwest Bank, the nominee, is a 50 year-old independent state bank chartered under the laws of the State of Texas and headquartered in Fort Worth, Texas. With fourteen full-service banking centers it is the largest, locally owned, independent commercial bank headquartered in Tarrant County. Southwest Bank offers a wide range of treasury management, wealth group and mortgage services, and is an SBA preferred lender. The leadership and management team of Southwest Bank has over 300 combined years of banking experience.

Additionally, upon the effectiveness of Bank of America, N.A.’s resignation, the senior management team responsible for administering the Trust at Bank of America, N.A. will become part of the management team of Southwest Bank and continue to administer the Trust.

Trustee

Bank of America Corporation is one of the world's largest financial institutions, serving individual consumers, small- and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. U.S. Trust is part of the Global Wealth and Investment Management unit of Bank of America, N.A., which is a global leader in wealth management, private banking and retail brokerage.

Trustee Compensation

The Trust has no directors or executive officers. During the fiscal years ended December 31, 2011, 2012 and 2013, the Trustee and the Delaware Trustee received total remuneration as follows:

Name	Year	Capacity in Which Served	Cash Compensation
U.S. Trust, Bank of America Private Wealth Management	2011	Trustee	$49,224
BNY Mellon Trust of Delaware		Delaware Trustee	$5,000
U.S. Trust, Bank of America Private Wealth Management	2012	Trustee	$50,701
BNY Mellon Trust of Delaware		Delaware Trustee	$5,000
U.S. Trust, Bank of America Private Wealth Management	2013	Trustee	$52,222
BNY Mellon Trust of Delaware		Delaware Trustee	$5,000

Term of Office

The Trustee and Delaware Trustee of the Trust shall serve in that capacity until the earlier of such trustee’s resignation or such trustee’s removal, with or without cause, at a meeting of the Unit Holders duly called and held in accordance with the Trust Agreement by the affirmative vote of the holders of record as of the record date for such meeting representing a majority of the Units then outstanding.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers.  The Trust has no directors or executive officers. Each of the Trustee and the Delaware Trustee is a corporate trustee that may be removed as trustee under the Trust Agreement, with or without cause, at a meeting duly called and held by the affirmative vote of Unit Holders of not less than a majority of all the Units then outstanding. Any such removal of the Delaware Trustee shall be effective only at such time as a successor Delaware Trustee fulfilling the requirements of Section 3807(a) of the Delaware Code has been appointed and has accepted such appointment, and any such removal of the Trustee shall be effective only at such time as a successor Trustee has been appointed and has accepted such appointment.

Audit Committee and Nominating Committee.  Because the Trust has no directors, it does not have an audit committee, an audit committee financial expert or a nominating committee.

Compliance with Section 16(a) of the Exchange Act.  The Trust has no directors and officers and knows of no Unit Holder that is a beneficial owner of more than 10 percent of the outstanding Units and is therefore unaware of any person that failed to report on a timely basis reports required by Section 16(a) of the Exchange Act.

Code of Ethics.  Because the Trust has no employees, it does not have a code of ethics. Employees of the Trustee, Bank of America, N.A., must comply with the bank’s code of ethics, a copy of which will be provided to Unit Holders, without charge, upon request made to U.S. Trust, Bank of America Private Wealth Management, Trustee, 901 Main Street, 17th Floor, Dallas, Texas 75202, Attention: Ron E. Hooper.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Trust has no directors or executive officers. See the section titled “Trustee — Trustee Compensation” for the remuneration received by the Trustee during the years ended December 31, 2011 through December 31, 2013 and the section titled “Security Ownership of Certain Beneficial Owners and Management” for information concerning Units owned by Bank of America, N.A. in various fiduciary capacities.

Because the Trustee’s compensation is set forth in the Trust Agreement, the Trust has no policy or procedure for the review, approval or ratification of such compensation.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

Southwest Bank has agreed to reimburse the Trustee for a portion of its expenses incurred in connection with the solicitation of Proxies for the Special Meeting and in connection with meetings of other Trusts with respect to which the Trustee’s resignation is conditioned. See “Solicitation and Revocability of Proxies” and “Proposal One — Appointment of Successor Trustee.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

(a) Security Ownership of Certain Beneficial Owners.  The Trustee knows of no Unit Holder that is a beneficial owner of more than five percent of the outstanding Units.

(b) Security Ownership of Management.  The Trust has no directors or executive officers. Bank of America, N.A., the Trustee, and BNY Mellon Trust of Delaware, the Delaware Trustee, did not beneficially own any Units as of December 31, 2013.

(c) Changes in Control.  The Trustee knows of no arrangements the operation of which may at a subsequent date result in a change in control of the Trust.

(d) Securities Authorized for Issuance Under Equity Compensation Plans.  The Trust has no equity compensation plans.

ADDITIONAL INFORMATION

Unit Holder Proposals

The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals for inclusion in an annual meeting. Certain Unit Holders, or groups of Unit Holders, may call special meetings of Unit Holders pursuant to the terms of the Trust Agreement to approve any appropriate matter.

Where You Can Find More Information

The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission. The Trust’s SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC’s public reference room at 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

The Units of the Trust are listed on the New York Stock Exchange under the symbol “DOM.” The Trust’s reports and other information filed with the SEC can also be inspected at the offices of the New York Stock Exchange.

The Trust will provide copies of the reports and other information filed with the SEC to any Unit Holder, at the actual cost of reproduction, upon written request to the Trustee, U.S. Trust, Bank of America Private Wealth Management, 17th Floor, 901 Main Street, Dallas, Texas 75202. Copies of these reports may also be found on the Trust’s web site at http://www.dom-dominionblackwarriortrust.com.

BANK OF AMERICA, N.A.,
Trustee of the Dominion Resources Black Warrior
Trust

/s/ Ron E. Hooper

RON E. HOOPER
Senior Vice President

APPENDIX A

TRUST AGREEMENT

OF

DOMINION RESOURCES BLACK WARRIOR TRUST

Among

DOMINION BLACK WARRIOR BASIN, INC.,

DOMINION RESOURCES, INC.,

MELLON BANK (DE) NATIONAL ASSOCIATION

and

NATIONSBANK OF TEXAS, N.A.

Amended and Restated
           , 2014

TRUST AGREEMENT

SCHEDULES

Schedule 1	Compensation of the Trustee
Schedule 2	Administrative Services Agreement
Schedule 3	Requested Opinions of Local Counsel
Schedule 4	Form of Unit Certificate

AMENDED AND RESTATED TRUST AGREEMENT

OF

DOMINION RESOURCES BLACK WARRIOR TRUST

This Amended and Restated Trust Agreement of Dominion Resources Black Warrior Trust (the “Trust”) ~~is~~ shall be effective as of            , 2014, the original Trust Agreement having been entered into and effective as of the 31st day of May, 1994, by and among DOMINION BLACK WARRIOR BASIN, INC., an Alabama corporation with its principal office in Richmond, Virginia (together with its successors and permitted assigns, the “Company”), as trustor, DOMINION RESOURCES, INC., a Virginia corporation with its principal office in Richmond, Virginia (together with its successors and permitted assigns, “Dominion Resources”), not as trustor but as sponsor and to evidence its agreements contained in this Agreement, MELLON BANK (DE) NATIONAL ASSOCIATION, a banking association organized under the laws of the United States of America with its principal office in the State of Delaware (together with its successors and permitted assigns, “Mellon Bank”), and NATIONSBANK OF TEXAS, N.A., a banking association organized under the laws of the United States of America with its principal office in Dallas, Texas (together with its successors and permitted assigns, the “Bank”), as trustees.

WHEREAS, the Company is engaged in the business of developing and producing oil and gas and owns mineral interests in properties that contain proved reserves and are currently producing natural gas;

WHEREAS, the Company has determined to convey to the Trust the Royalty Interests (hereinafter defined) pursuant to the Conveyance (hereinafter defined) in consideration for the issuance by the Trust to the Company of 7,850,000 Units (hereinafter defined), representing the ownership of undivided beneficial interests in the assets of the Trust; and

WHEREAS, the Company, a wholly-owned subsidiary of Dominion Energy, Inc., a Virginia corporation (“Dominion Energy”), will dividend the Units to Dominion Energy, which in turn will dividend the Units to its parent, Dominion Resources, which will thereafter sell up to all of the Units pursuant to a registered public offering;

NOW, THEREFORE, in furtherance of forming the Trust, the Company has delivered to the Bank, on behalf of the Trust, One Thousand Dollars ($1,000.00) upon execution of this Agreement, of which the trustee hereby accepts delivery and agrees to hold in trust, and the Bank agrees to have and to hold, in trust, all such other properties that may hereafter be received hereunder, for the purposes, and in accordance with the respective duties, terms and conditions, hereinafter provided.

ARTICLE I

Definitions

As used in this Agreement, the following terms have the meanings indicated:

“Administrative Costs” means all costs of administering and maintaining the Trust, including, without limitation, the following: (a) costs borne by or on behalf of the Trustee and the Delaware Trustee in administering and maintaining the Trust; (b) compensation paid to the Trustee and the Delaware Trustee for services rendered pursuant to this Agreement; and (c) amounts paid or reimbursed to Dominion Resources or any of its Affiliates pursuant to the Administrative Services Agreement and this Agreement.

“Administrative Services Agreement” shall have the meaning assigned to such term in Section 3.06 of this Agreement.

“Advisor” shall have the meaning assigned to such term in Section 9.03(b) of this Agreement.

“Affiliate” of a Person means another Person directly or indirectly controlled by, controlling or under common control with such Person. As used in this Agreement, “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” shall have the meaning assigned to such term in Section 3.06 of this Agreement.

“Agreement” means this instrument, as originally executed, or, if amended or supplemented, as so amended or supplemented.

“Average Closing Price” shall have the meaning assigned to such term in Section 9.04(a) of this Agreement.

“Bank” means NationsBank of Texas, N.A., a banking association organized under the laws of the United States of America, and its successors and permitted assigns.

“Beneficial Interest” means the aggregate beneficial interest of all Unitholders in the Trust Estate, including, without limitation, the right to receive distributions of proceeds from the conversion of the Royalty Interests into cash, and the right to receive distributions of cash resulting from such conversion of the Royalty Interests, which beneficial interest is expressed in Units, but such beneficial interest does not include any direct or indirect ownership interest, legal or equitable, in or to the Royalty Interests or any part thereof, or in or to any other asset of the Trust Estate to the extent that such an ownership interest in such asset would cause the interest of a Unitholder to be treated (other than for federal income tax purposes) as other than an intangible personal property interest.

“Best Efforts” means a Person’s best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

“Business Act” means the Delaware Business Trust Act, Title 12, Chapter 38 of the Delaware Code, Sections 3801 et seq., as amended from time to time during the term of this Agreement.

“Business Day” means any day other than a Saturday, Sunday, a holiday determined by the NYSE as “affecting ‘ex’ dates” or any other day on which national banking institutions in Dallas, Texas are closed as authorized or required by law.

“Certificate” means a certificate issued by the Trustee pursuant to Article IV of this Agreement evidencing ownership of one or more Units.

“Claimant” shall have the meaning assigned to such term in Article XIII of this Agreement.

“Closing” means the closing of the initial public offering of Units contemplated by the Securities Act Registration Statement.

“Commission” means the Securities and Exchange Commission.

“Company” means Dominion Black Warrior Basin, Inc., an Alabama corporation and a wholly-owned subsidiary of Dominion Energy, and its successors and permitted assigns.

“Company Interests Owner” shall have the meaning set forth in the Conveyance.

“Company Offer” shall have the meaning assigned to such term in Section 9.03(e) of this Agreement.

“Composite Return” shall have the meaning assigned to such term in Section 5.03 of this Agreement.

“Conveyance” means the overriding royalty conveyance, effective as of June 1, 1994, from the Company to the Trust, pursuant to which the Royalty Interests are conveyed of record to the Trust.

“Delaware Trustee” means the Entity serving as a trustee (other than the Trustee) under this Agreement having its principal place of business in Delaware, in its fiduciary capacity. Further, any benefit, indemnity, release or protection granted to the Delaware Trustee in this Agreement shall extend to and shall be fully applicable and effective with regard to any Entity serving as the Delaware Trustee, including, without limitation, Mellon Bank.

“DER Agreement” shall have the meaning assigned to such term in Section 5.03 of this Agreement.

“Determination Date” shall have the meaning assigned to such term in Section 9.04(a) of this Agreement.

“Dominion Energy” means Dominion Energy, Inc., a Virginia corporation and a wholly-owned subsidiary of Dominion Resources, and its successors and permitted assigns.

“Dominion Resources” means Dominion Resources, Inc., a Virginia corporation, and its successors and permitted assigns.

“Entity” means a corporation, partnership, limited liability company, trust, estate or other organization.

“Environmental Laws” means all applicable federal, state and local laws, regulations, ordinances, rules, orders, permits and governmental restrictions relating to the environment, the effect of the environment on human health or safety, pollutants, contaminants, hazardous substances, or hazardous waste, in effect on the date of the Trust Agreement, and all binding judicial and administrative interpretations thereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Registration Statement” means the registration statement pursuant to which the Units shall be registered under Section 12 of the Exchange Act.

“Expenses” shall have the meaning assigned to such term in Section 6.02(a) of this Agreement.

“Gas Purchase Agreement” means the Gas Purchase Agreement between the Company and Sonat Marketing Company, a Delaware corporation, dated as of May 3, 1994, as same may be amended from time to time.

“Gross Proceeds” shall have the meaning set forth in the Conveyance.

“Highest Acceptable Offer” shall have the meaning assigned to such term in Section 9.03(e) of this Agreement.

“Indemnified Party” and “Indemnified Parties” shall have the meanings assigned to such terms in Section 6.02(d) of this Agreement.

“Indemnifying Party” shall have the meaning assigned to such term in Section 6.02(d) of this Agreement.

“Independent Reserve Engineers” means Ryder Scott Company Petroleum Engineers, independent petroleum engineers, and any successor petroleum engineering consultants employed to provide information and reports with respect to the Underlying Properties.

“Ineligible Holder” shall have the meaning assigned to such term in Section 3.12(a) of this Agreement.

“Initial Quarterly Period Reserve” shall have the meaning assigned to such term in the definition of “Quarterly Distribution Amount” in this Article I.

“JAMS” shall have the meaning assigned to such term in Article XIII of this Agreement.

“Local Counsel Opinion” means an opinion from legal counsel to the Company as to certain matters under Alabama law substantially in the form and of the substance of Schedule 3 attached to this Agreement.

“Mellon Bank” means Mellon Bank (DE) National Association, a banking association organized under the laws of the United States of America with its principal office in the State of Delaware, and its successors and permitted assigns.

“NASD” means the National Association of Securities Dealers, Inc.

“NASDAQ-NMS” means the National Association of Securities Dealers Automated Quotation System National Market System.

“Notice” shall have the meaning assigned to such term in Section 3.12(a) of this Agreement.

“NYSE” means the New York Stock Exchange, Inc.

“Option Period Termination Date” shall have the meaning assigned to such term in Section 9.03(c) of this Agreement.

“Payment Obligations” shall have the meaning assigned to such term in Section 10.01 of this Agreement.

“Person” means a natural person or an Entity.

“Quarterly Distribution Amount” means for each Quarterly Period an amount determined by the Trustee pursuant to Section 5.02 of this Agreement to be equal to the excess, if any, of (a) the cash received by the Trust attributable to the sale of production from the Royalty Interests during such Quarterly Period, provided that such cash is received by the Trust on or before the last Business Day before the forty-fifth (45th) day following the end of such Quarterly Period, plus the amount of interest expected by the Trustee to be earned on such cash proceeds during the period between the date of receipt by the Trust of such cash proceeds and the date of payment to the Unitholders of such Quarterly Distribution Amount, plus all other cash received by the Trust during such Quarterly Period (to the extent not distributed or held for future distribution as a Special Distribution Amount or included in the previous Quarterly Distribution Amount), plus any decrease during such Quarterly Period in any cash reserve theretofore established by the Trustee for the payment of liabilities of the Trust, over (b) the liabilities of the Trust paid during such Quarterly Period and not taken into account in determining a prior Quarterly Distribution Amount, plus the amount of any cash used during such Quarterly Period by the Trustee to establish or increase a cash reserve established for the payment of any liabilities of the Trust (other than the Initial Quarterly Period Reserve (as defined below)); provided, however, that for the initial Quarterly Period, “Quarterly Distribution Amount” shall mean an amount determined by the Trustee pursuant to Section 5.02 of this Agreement to be equal to the excess, if any, of (a) the cash received by the Trust attributable to the sale of production from the Royalty Interests during such initial Quarterly Period, provided that such cash is received by the Trust on or before the last Business Day before the forty-fifth (45th) day following the end of the initial Quarterly Period, plus the amount of interest expected by the Trustee to be earned on such cash proceeds during the period between the date of receipt by the Trust of such cash proceeds and the date of payment to the Unitholders of such Quarterly Distribution Amount, plus all other cash received by the Trust during such Quarterly Period (to the extent not distributed or held for future distribution as a Special Distribution Amount), over (b) the liabilities of the Trust which are incurred pursuant to Section 3.13(b) of this Agreement in connection with legal fees incurred by the Trustee, the Delaware Trustee and the Trust in connection with the formation of the Trust and the issuance of the Certificates evidencing the Units, the acceptance fees of the Trustee and the Delaware Trustee reimbursed to Dominion Resources and the recording costs reimbursed to Dominion Resources, plus the amount of any cash used by the Trustee, during the period between the date of receipt by the Trust and the date of announcement by the Trustee of the amount of the initial Quarterly Distribution Amount (the “Initial Quarterly Period Reserve”), to establish a cash reserve for the payment of any liabilities of the Trust. Notwithstanding the foregoing, the Quarterly Distribution Amount for any Quarterly Period shall not include any amount which would have been required to be reported to any securities exchange or quotation system on which the Units are listed in connection with the establishment of an “ex” date in order to be distributed to Unitholders who were such on the Quarterly Record Date for such Quarterly Period but was not so reported unless the securities exchange or quotation system agrees to such amount being a part of that Quarterly Period’s Quarterly Distribution Amount or the Trustee receives an opinion of counsel, in a form reasonably satisfactory to the Trustee, stating that none of the Trust, the Trustee, the Delaware Trustee or any owner of Units will be adversely affected by such inclusion. An amount which is not included in the Quarterly Distribution Amount for a Quarterly Period pursuant to the preceding sentence or because such amount is received by the Trust after the last Business Day before the forty-fifth (45th) day following the end of such Quarterly Period shall be included in the Quarterly Distribution Amount for the next Quarterly Period (unless it is reserved pursuant to Section 3.07 of this Agreement). Amounts comprising a Special Distribution Amount distributed separately from the Quarterly Distribution Amount shall be excluded in computing a Quarterly Distribution Amount.

“Quarterly Period” means (i) initially, the period commencing on June 1, 1994 and ending on June 30, 1994 and (ii) thereafter, each of the calendar three-month periods ending on the last day of March, June, September and December of each year.

“Quarterly Record Date” means, for each Quarterly Period, the close of business on the sixtieth (60th) day following the end of such Quarterly Period (or if not a Business Day, on the next Business Day thereafter) unless the Trustee determines that another date is required to comply with applicable law or the rules of any securities exchange or quotation system on which the Units may be listed or admitted for trading, in which event “Quarterly Record Date” means such other date.

“Record Date Unitholders” shall have the meaning assigned to such term in Section 8.02 of this Agreement.

“Remaining Royalty Interests” shall have the meaning assigned to such term in Section 9.03(b) of this Agreement.

“Respondent” shall have the meaning assigned to such term in Article XIII of this Agreement.

“Royalty Interests” shall have the meaning assigned to such term in the Conveyance.

“Rules” shall have the meaning assigned to such term in Article XIII of this Agreement.

“Sales Proceeds Amount” means any cash paid to the Trust in consideration for the Royalty Interests pursuant to Section 3.02 or 9.03 of this Agreement.

“Section 29 tax credits” means the credits against federal income tax provided pursuant to Section 29 of the Internal Revenue Code of 1986, as amended.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Act Registration Statement” means the Registration Statement on Form S-3 (Registration No. 33-53513) as it has been or as it may be amended or supplemented from time to time, filed by Dominion Resources with the Commission under the Securities Act to register the offering and sale of the Units.

“Special Distribution Amount” means any cash paid to the Trust as a Sales Proceeds Amount or otherwise (but excluding amounts paid to the Trust constituting the proceeds from the sale of production attributable to the Royalty Interests) when the amount thereof aggregates in excess of $10,000,000, plus the amount of interest expected by the Trustee to be earned on such cash proceeds during the period between the date of receipt by the Trust of such cash proceeds and the date of payment to the Unitholders of such Special Distribution Amount, less any amount thereof used by the Trustee pursuant to Section 3.07 of this Agreement to pay liabilities of the Trust or to establish or increase a cash reserve therefor. In computing the amount of a “Special Distribution Amount,” all undistributed amounts received as a Sales Proceeds Amount or otherwise (but excluding amounts paid to the Trust constituting the proceeds from the sale of production attributable to the Royalty Interests) shall be aggregated and shall constitute a Special Distribution Amount on the date that amounts in excess of an aggregate of $10,000,000 are held, and the “Special Distribution Amount” shall include all undistributed amounts received through the close of business on such date.

“Special Distribution Record Date” means the close of business on the fifteenth (15th) day following the date that the Special Distribution Amount is received or (with respect to the amount thereof representing interest) deemed to have been received by the Trust (or if not a Business Day, on the next Business Day thereafter), unless such Special Distribution Record Date is ten (10) days or less prior to a Quarterly Record Date, in which case the Special Distribution Record Date shall be such Quarterly Record Date, unless the Trustee determines that another date is required to comply with applicable law or the rules of any securities exchange or quotation system on which the Units may be listed or admitted for trading, in which event “Special Distribution Record Date” means such other date.

“Special Provisions” shall have the meaning assigned to such term in Article XIII of this Agreement.

“Termination Date” means the date on which the Trust is terminated in accordance with Section 9.02 of this Agreement.

“Termination Present Value” shall have the meaning assigned to such term in Section 9.02(c) of this Agreement and the determination thereof shall be made by a firm of independent petroleum engineers mutually selected by the Trustee and the Company, provided, however, that if the Trustee and the Company cannot agree on a firm then such firm shall be the same firm used in the prior years, which for 1993 shall be Ryder Scott Company Petroleum Engineers.

“Transferee” means, as to any Unitholder or former Unitholder, any Person succeeding to the record ownership of the Certificate evidencing the interest of such Unitholder or former Unitholder in one or more Units, whether as purchaser, donee, legatee or otherwise.

“Trust” (a) means the trust created by and administered under the terms of this Agreement, (b) when used in reference to a payment, means a payment chargeable against the Trust Estate, (c) when used in reference to any type of actual or asserted liability, means an actual or asserted liability that may be satisfied out of the Trust Estate, (d) when used in reference to receipts, means receipts that augment the Trust Estate and (e) when used in reference to income and deductions, means receipts and payments described in clauses (b) and (d) above that constitute income and deductions for accounting or tax purposes as applicable.

“Trust Estate” means the assets held by the Trust under this Agreement, including both income and corpus.

“Trustee” means the Entity serving as a trustee (other than the Delaware Trustee) under this Agreement in its fiduciary capacity. Further, any benefit, indemnity, release or protection granted to the Trustee in this Agreement shall extend to and shall be fully applicable and effective with regard to any Entity serving as Trustee, including, without limitation, the Bank. The term “principal office” of the Trustee shall mean the principal office of the Trustee in Dallas, Texas (or such other principal office as may be designated by a successor trustee), at which any particular time its corporate trust business may be administered.

“Trustee Conveyance” means a conveyance executed by the Trustee and the Delaware Trustee on behalf of the Trust pursuant to Section 9.03(i) of this Agreement covering that portion of the Royalty Interests to be conveyed pursuant to said Section and in such form as the Trustee is advised by counsel is sufficient to release or transfer the right, title and interest of the Trust therein and to provide for payment to the Trust of all revenues attributable thereto through the effective date of such Trustee Conveyance.

“Underlying Properties” means the proved developed natural gas properties located in the Black Warrior Basin, Tuscaloosa County, Alabama, insofar as such properties include the Pottsville formation, and in which the Company owns an interest.

“Underwriting Agreement” shall have the meaning assigned to such term in Section 2.03 of this Agreement.

“Unit” or “Units” means one or more certificated, undivided pro rata fractional interests in the Beneficial Interest, determined as hereinafter provided. A Unit may be evidenced by a Certificate or a book-entry position entered in compliance with the procedures the Trustee establishes for uncertificated Units pursuant to Article IV.

“Unitholder” means the owner of one or more Units as reflected on the records of the Trustee pursuant to Article IV of this Agreement.

ARTICLE II

Name and Purpose of the Trust; Declaration of Trust

2.01. Name.   The Trust is a fixed investment trust and shall constitute a Delaware business trust in accordance with the Business Act. The Trust shall be known as “Dominion Resources Black Warrior Trust”, and the Trustee may transact the Trust’s affairs in that name. The organization and operation of the Trust shall be in accordance with this Agreement, which shall constitute the governing instrument of the Trust within the meaning of Section 3801(f) of the Business Act. The Delaware Trustee shall cause a Certificate of Trust, duly executed by the Trustee and the Delaware Trustee in accordance with Section 3811 of the Business Act, to be filed on behalf of the Trust in the office of the Secretary of State of Delaware in accordance with Section 3810 of the Business Act. In the event that either the Delaware Trustee or the Trustee becomes aware that any statement contained or matter described in the Certificate of Trust has changed, making it false in any material respect, it will notify the other trustee in writing, and the Delaware Trustee shall promptly file or cause to be filed in the office of the Secretary of State of Delaware an amendment of same, duly executed in accordance with Section 3811 of the Business Act, in order to effect such change thereto as the Delaware Trustee determines in its sole discretion with the advice of counsel to be necessary or appropriate, such filing to be in accordance with Section 3810(b) of the Business Act. Upon termination of the Trust pursuant to Section 9.02 or 9.04 of this Agreement and upon receipt from the Trustee of a certification as to the complete distribution of all of the Trust Estate, the Delaware Trustee shall file or cause to be filed a certificate of cancellation, duly executed by the Delaware Trustee and the Trustee in accordance with Section 3811 of the Business Act.

2.02. Purposes.  The purposes of the Trust are:

(a) to protect, conserve and maintain, for the benefit of the Unitholders, the Trust Estate;

(b) to receive and hold the Royalty Interests and other assets of the Trust Estate;

(c) to convert the Royalty Interests to cash either by (1) retaining the Royalty Interests and collecting the proceeds from the sale of production payable with respect to the Royalty Interests until production has ceased or the Royalty Interests have terminated or (2) selling or otherwise disposing of all or any portion of the Royalty Interests in accordance with and subject to the terms of this Agreement;

(d) to pay, or provide for the payment of, any liabilities incurred in carrying out the purposes of the Trust, and thereafter to distribute the remaining amounts of cash received by the Trust to the Unitholders on a pro rata basis determined by the number of Units held by each Unitholder;

(e) to receive and distribute any Special Distribution Amount; and

(f) subject to Section 3.03 of this Agreement, to engage in such other activities as are necessary or convenient for the attainment of any of the foregoing or are incident thereto and which may be engaged in or carried on by a business trust under the Business Act.

2.03. Transfer of Trust Property to the Trust; Closing Matters.  Upon the execution of this Agreement, the Company has paid to the Trustee, in trust, and the Trustee has accepted, for the uses and purposes provided in this Agreement, the sum of One Thousand Dollars ($1,000.00). At (and subject to the occurrence of) the Closing, the Company shall, pursuant to the Conveyance, grant, bargain, sell, convey and assign the Royalty Interests to the Trust (and the Trustee and the Delaware Trustee shall accept the Conveyance on behalf of the Trust) for the uses and purposes provided in this Agreement in consideration for 7,850,000 Units to be issued by the Trust to the Company, which Units shall be distributed as a dividend to Dominion Energy, which in turn will distribute the Units as a dividend to Dominion Resources and shall collectively represent the entire Beneficial Interest in accordance with Section 4.01 of this Agreement. The Units to be issued by the Trust to the Company in accordance with the preceding sentence shall be evidenced by one or more Certificates (which may be temporary Certificates) issued pursuant to Section 4.03 of this Agreement in such denominations and otherwise in accordance with written instructions furnished to the Trustee. Upon receipt of written transfer instructions from Dominion Resources, the Trustee shall prepare Certificates (which may be temporary Certificates) in proper form duly executed, countersigned and authenticated in accordance with Section 4.03 of this Agreement in such names and in such denominations as Dominion Resources may request in writing not less than two (2) full Business Days before the Closing. For the purpose of expediting the checking and packaging of the Certificates so prepared by the Trustee pursuant to the preceding sentence, the Trustee shall make such Certificates available for inspection by the representatives of the underwriters named in the Securities Act Registration Statement. The Trustee shall deliver such Certificates to such location and at such time as is stated in the written transfer instructions from Dominion Resources and shall release such Certificates (a) upon the receipt from Dominion Resources of one or more Certificates, duly endorsed for transfer, that evidences a number of Units equal to or not less than the number of Units evidenced by the Certificates to be so released and (b) in accordance with the instructions of Dominion Resources. At the Closing, the Trustee and the Delaware Trustee shall receive the following documents dated as of the date of the Closing: (i) Local Counsel Opinion addressed to the Trust, the Trustee and the Delaware Trustee substantially in the form attached hereto as Schedule 3, (ii) opinions of Baker & Botts, L.L.P., Hunton & Williams, McGuire, Woods, Battle & Boothe and Potter, Anderson & Carroon addressed to the Trustee and the Delaware Trustee substantially in the forms of the respective opinions to be delivered by such counsel at the Closing pursuant to the underwriting agreement referred to in the Securities Act Registration Statement (the “Underwriting Agreement”), (iii) a certificate of Dominion Resources signed by its President, a Senior Vice President or Treasurer certifying that the representations and warranties of Dominion Resources contained in the Underwriting Agreement are true and correct as of the date of the Closing and (iv) such other documents or certificates as the Trustee or the Delaware Trustee may reasonably request; provided, that the opinions referred to in clause (ii) and the representations and warranties referred to in clause (iii) are not substantially different in effect, with respect to the interests of the Trustee and the Delaware Trustee, from the opinions described and the representations and warranties set forth in the form of Underwriting Agreement filed as Exhibit 1.1 to the Securities Act Registration Statement, as amended.

2.04. Creation of the Trust.  Each of the Delaware Trustee and the Trustee declares that it will hold the Trust Estate in trust for the benefit of the Unitholders, for the purposes and in accordance with the respective duties, terms and conditions set forth in this Agreement. It is the intention of the Company and Dominion Resources to create a grantor trust of which the Unitholders are treated, for federal income tax purposes, as the owners of trust income and corpus. As set forth above and amplified in this Agreement, the Trust is intended to be a passive entity limited to the receipt of revenues attributable to the Royalty Interests and the distribution of such revenues, after payment of or provision for Trust expenses and liabilities. It is not the intention of the Company, Dominion Resources or any other party to this Agreement to create, and nothing in this Agreement shall be construed as creating, for tax purposes, a partnership, joint venture, joint stock company or similar business association, between or among Unitholders, present or future, or between or among Unitholders, or any of them, the Delaware Trustee, the Trustee, the Company and/or Dominion Resources.

2.05. Principal Office of the Trust and the Delaware Trustee.  Unless and until changed by the Trustee, the address of the principal office of the Trust is 901 Main Street, 12th Floor, Dallas, Texas 75283-0308. Unless and until changed by the Delaware Trustee, the principal place of business of the Delaware Trustee is 10th and Market Streets, Wilmington, Delaware 19801. The Trust may maintain offices at such other place or places within or without the State of Delaware as the Trustee deems advisable.

ARTICLE III

Administration of the Trust and Powers of
the Trustee and the Delaware Trustee

3.01. General Authority.

(a) The Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to same upon the terms of this Agreement. Subject to the limitations set forth in this Agreement, the Trustee, acting alone without the approval or consent of or notice to the Delaware Trustee or any Unitholder, is authorized to take such action as in its judgment is necessary, desirable or advisable to best achieve the purposes of the Trust, including the authority to enter into the Conveyance and to agree to modifications of the terms of the Conveyance or to settle disputes with respect thereto, so long as (i) such modifications or settlements do not alter the nature of the Royalty Interests as a right to receive a share of production or the proceeds from the sale of production from the Underlying Properties in accordance with the Conveyance which, with respect to the Trust, are free of any operating rights, expenses or obligations and (ii) such modifications or settlements do not result in treatment of the Trust for federal income tax purposes as an association taxable as a corporation. Subject to Section 5.02 of this Agreement, the Trustee and the Delaware Trustee shall not dispose of any part of the Trust Estate except as provided in Section 3.02, 3.07, 9.03 or 9.04 of this Agreement. The Trustee and the Delaware Trustee shall not agree to any amendment or waiver of any provision of, give any consent or release with respect to, or agree to the termination of the Conveyance without the approval of the Unitholders pursuant to Article VIII and Section 11.03 of this Agreement.

(b) The Delaware Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to same upon the terms of this Agreement. The Delaware Trustee is authorized to take only such actions, and shall be required to perform only such duties and obligations, with respect to the Trust as are specifically set forth in this Agreement, and no implied duties, obligations or powers shall be read into this Agreement with respect to the Delaware Trustee. Except as expressly provided in this Agreement, the Delaware Trustee shall not take part in the management of the Trust in any manner.

(c) Notwithstanding any other provision of this Agreement, unless specifically authorized in writing by the Trustee and consented to by the Delaware Trustee, the Delaware Trustee shall not participate in any decisions or possess any authority with respect to the administration of the Trust, the investment of the Trust’s property or the payment of distributions of income or principal to the Unitholders. The Delaware Trustee shall have the power and authority to, and, as directed by the Trustee or counsel to the

Trust, shall execute, deliver, acknowledge and file all necessary documents and to maintain all necessary records of the Trust as required by the Business Act, and the Delaware Trustee shall provide prompt written notice to the Trustee of its performance of any of the foregoing acts.

(d) It is the intention of the parties to this Agreement that the powers of both the Trustee and the Delaware Trustee shall be ministerial in nature, and that neither the Trustee nor the Delaware Trustee shall possess or enjoy any authority or power that would enable them, acting singly or jointly, to vary the investment of Unitholders, as that power has been construed by federal income tax authorities.

3.02. Limited Power of Disposition.  The Trustee shall not sell or otherwise dispose of all or any part of the Trust Estate, including, without limitation, all or any portion of the Royalty Interests, or any interest therein, except that the Trustee is directed to sell and convey the Royalty Interests as provided in this Section 3.02 and in Sections 3.07, 9.03 and 9.04 of this Agreement and no Unitholder approval shall be required for any sale or conveyance in accordance with any of such provisions.

(a) The Trustee is directed to use Best Efforts to sell or transfer, in accordance with and subject to Section 9.03 or 9.04 of this Agreement, as the case may be, all remaining assets of the Trust Estate upon termination of the Trust.

(b) Anything in this Agreement to the contrary notwithstanding, the Trustee shall not agree to any distribution of the Royalty Interests or any other asset of the Trust that would cause the interest of a Unitholder to be treated as other than an intangible personal property interest. Unless required to sell pursuant to this Section 3.02, or to sell or transfer pursuant to Section 3.07, 9.03 or 9.04 of this Agreement, or to distribute pursuant to Section 5.02 of this Agreement, the Trustee is authorized to retain any part of the Trust Estate in the form in which such property was transferred to the Trust, without regard to any requirements to diversify investments or other requirements.

(c) Notwithstanding anything to the contrary contained in this Agreement, during any twelve-month period the Trustee may without a vote of the Unitholders sell, assign, transfer and convey up to one percent (1%) of the value of the Royalty Interests in any one or more transactions that the Trustee determines to be in the best interest of the Unitholders. For purposes of this Section 3.02(c), the value of the Royalty Interests to be sold and of all the Royalty Interests shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such Royalty Interests, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by Trustee). The use of such values is solely for the purpose of determining compliance with this Section 3.02(c), and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.

3.03. No Power to Engage in Business or Make Investments.  Neither the Trustee nor the Delaware Trustee shall cause the Trust to acquire or receive any asset other than the initial $1,000 cash deposit and the Royalty Interests and cash proceeds therefrom, except as permitted in Section 3.04 of this Agreement, and other amounts paid to the Trust as set forth in this Agreement or in Section 6.08 of the Conveyance, or engage in any business or investment activity of any kind whatsoever, except for the activities permitted in this Agreement. Neither the Trustee nor the Delaware Trustee shall have any power, responsibility or authority to operate the Underlying Properties or to market any production therefrom.

3.04. Interest on Cash Reserves.  Cash being held by the Trustee on behalf of the Trust as a reserve for, or in anticipation of, the distribution of a Quarterly Distribution Amount or for the payment of any liabilities of the Trust, other than current routine Administrative Costs, or for the distribution of a Special Distribution Amount, shall be placed by the Trustee with one or more banks or financial institutions (which, to the extent to which authorized pursuant to the Business Act and other applicable laws, may be or may include any bank serving as the Trustee or the Delaware Trustee) and invested in (i) accounts payable on demand without penalty, (ii) obligations issued by (or unconditionally guaranteed by) the United States of America or any agency or instrumentality thereof (provided such agency or instrumentality obligations are guaranteed by the full faith and credit of the United States of America), (iii) repurchase agreements secured by obligations qualifying under clause (ii) above, ~~or~~ (iv) certificates of deposit of any bank or banks having combined capital, surplus and undivided profits in excess of $100,000,000 or (v) other interest bearing accounts in FDIC-insured state or national banks, including the Trustee, so long as the entire amount in such accounts is at all times fully insured by the Federal Deposit Insurance Corporation; which, in the case of clauses (ii), (iii) and (iv) above, matures prior to the date on which such Quarterly Distribution Amount or Special Distribution Amount is to be distributed or any such liability is to be paid. Any government obligation, repurchase agreement or certificate of deposit held by the Trustee shall be held until maturity. The interest rate on reserves placed with any bank or financial institution serving as the Trustee or the Delaware Trustee shall be the interest rate that such bank or financial institution pays in the normal course of business on amounts placed with it, taking into account the amount involved, the period held and other relevant factors.

3.05. Power to Settle Claims; Response.  Subject to Article XIII of this Agreement, the Trustee is authorized to prosecute or defend, and to settle by arbitration or otherwise, any claim of or against the Trustee, the Trust or the Trust Estate, to waive or release rights of any kind and to pay or satisfy any debt, tax or claim upon any evidence by it deemed sufficient, without the joinder or consent of any Unitholder. Each of the Trustee and the Delaware Trustee agree to respond definitively to, and within a commercially reasonable time period following its receipt of, any written request by Dominion Resources or the Company relating to the Trust or this Agreement and complying with the last sentence of this Section 3.05, and the failure of the Trustee or the Delaware Trustee so to respond definitively and timely shall conclusively estop the Trustee or the Delaware Trustee, as the case may be, from thereafter claiming a right inconsistent with the stated intent as set forth in the notice or to the detriment of Dominion Resources, the Company or their Affiliates with respect to such requested matters. Any request made by Dominion Resources or the Company intended to be governed by the provisions of this Section 3.05 shall specifically reference this Section.

3.06. Power to Contract for Services; Transfer Agent and Registrar.  In the administration of the Trust, the Trustee is empowered to employ oil and gas consultants (which may include the Independent Reserve Engineers), accountants, attorneys (who may but need not be counsel to the Company, Dominion Resources or any of their Affiliates) and other professional and expert Persons, to employ or contract for clerical and other administrative assistance (including assistance from the Company, Dominion Resources or any of their Affiliates), to delegate to agents (including the Company, Dominion Resources or any of their Affiliates), employees, officers, directors, custodians or nominees (individually, an “Agent” and collectively, “Agents”) any matter, whether ministerial or discretionary, and to act through such Agents and to make payment of all fees for services or expenses in any manner thus incurred out of the Trust Estate. Without limiting the generality of the foregoing, the Trustee is specifically empowered to engage one or more securities brokers, investment banking firms or agents or other experts experienced in the sale of oil and gas properties to assist in the sale or transfer of the Royalty Interests pursuant to Sections 3.02(a) and 9.03 of this Agreement, and, from time to time in its discretion, to appoint as a transfer agent and/or registrar for the Units any Entity qualified so to serve as transfer agent and/or registrar delegating to such Entity the rights, powers and duties incident thereto, whether ministerial or discretionary, and to remove such appointee and appoint another or itself to perform such functions; provided that in so appointing, delegating and removing, the Trustee shall be guided by the goals of obtaining proper performance of such functions and reasonably minimizing the costs incident thereto. The Trustee shall, on behalf of the Trust, retain ~~Mellon Securities~~ American Stock Transfer and Trust Company LLC as the ~~initial~~ transfer agent and registrar for the Units. Also, without limiting the generality of the foregoing, the Trustee is specifically directed to enter into an Administrative Services Agreement in the form attached hereto as Schedule 2 with Dominion Resources for the provision, throughout the term of the Trust, of accounting, bookkeeping and other administrative services necessary to provide information to the Trust relating to the Royalty Interests and the Underlying Properties and to determine amounts to be paid to the Trust with respect to the Royalty Interests, and providing for payment of a fee to Dominion Resources for such services as therein set forth.

3.07. Payment of Liabilities of the Trust.  (a) Except as otherwise provided in this Agreement, the Trustee may and shall use all money received by the Trust for the payment or reimbursement of all liabilities of the Trust, including, but without limiting the generality of the foregoing, all expenses, taxes, liabilities incurred of all kinds, compensation and reimbursement to the Trustee and the Delaware Trustee for their respective services hereunder, as provided for in Article VII of this Agreement, and compensation to such parties as may be employed as provided for in Section 3.06 of this Agreement. With respect to any liability that is contingent or uncertain in amount or that otherwise is not currently due and payable, the Trustee may, but is not obligated to, establish a cash reserve for the payment of such liability. The Trustee shall not pay any liability of the Trust with funds set aside pursuant to Section 5.02 of this Agreement for the payment of a Quarterly Distribution Amount or a Special Distribution Amount. If at any time the cash on hand and to be received by the Trust and available to pay liabilities is not, or will not be, in the judgment of the Trustee, sufficient to pay liabilities of the Trust as they become due, the Trustee is authorized to borrow the funds required to pay such liabilities. In such event, no further distributions shall be made to Unitholders (except in respect of a previously determined Quarterly Distribution Amount or Special Distribution Amount) until the indebtedness created by such borrowings has been paid in full. Such funds may be borrowed from any Person, including, without limitation, the Bank while serving as Trustee or any other Entity serving as a fiduciary hereunder, on a secured or unsecured basis; provided, however, that neither the Bank nor any other Entity shall be required to make any such loan. To secure payment of such indebtedness (including any indebtedness to the Bank or any other Entity serving as a fiduciary hereunder), the Trustee is authorized to (i) mortgage, pledge, grant security interests in or otherwise encumber the Trust Estate, or any portion thereof, including the Royalty Interests, (ii) carve out and convey production payments, (iii) include any and all terms, powers, remedies, covenants and provisions deemed necessary or advisable in the Trustee’s discretion, including, without limitation, confession of judgment and the power of sale with or without judicial proceedings and (iv) provide for the exercise of those and other remedies available to a secured lender in the event of a default on such loan. If such funds are loaned to the Trust by the Bank or any other such Entity while the Bank or such other Entity is serving as a fiduciary hereunder, the terms of such indebtedness and security interest shall be similar to the terms which the Bank or such other Entity would grant to a similarly situated commercial customer with whom it did not have, directly or indirectly, a fiduciary relationship, and the Bank or such other Entity shall be entitled to enforce its rights with respect to any such indebtedness and security interests as if it were not, directly or indirectly, and had never been, directly or indirectly, Trustee or a fiduciary hereunder.

(b) In the event that the Trust becomes obligated to pay any amount of franchise tax to the State of Alabama, Dominion Resources will reimburse promptly the Trust for the full amount of such payment, together with any reasonable costs or expenses incurred by the Trust in connection with a good faith effort to contest or settle any claim by the State of Alabama for such taxes. The Trustee shall notify immediately Dominion Resources in the event that the State of Alabama imposes, or indicates its intention to impose, any such franchise tax on the Trust and shall cooperate with Dominion Resources, if requested, to oppose any such claim for franchise taxes.

3.08. Income and Principal.  The Trustee shall not be required to keep separate accounts or records for income and principal. However, if the Trustee does keep such separate accounts or records, then the Trustee is authorized to treat all or any part of the receipts from the Royalty Interests as income or principal, without having to maintain any reserve therefor, and in general to determine all questions as between income and principal and to credit or charge to income or principal or to apportion between them any receipt or gain and any charge, disbursement or loss as is deemed advisable under the circumstances of each case.

3.09. Terms of Contracts.  In exercising the rights and powers granted in this Agreement, the Trustee is authorized to make the term of any transaction, contract or other instrument extend beyond a date on which the Trust terminates.

3.10. Transactions With Entity Serving as the Trustee or the Delaware Trustee.  To the extent such conduct may be authorized under applicable law and except as otherwise provided in this Agreement, each of the Trustee and the Delaware Trustee is authorized in exercising its powers under this Agreement to make contracts and have dealings with itself, directly and indirectly, in any other fiduciary or individual capacity.

3.11. No Security Required.  No Entity serving as a trustee hereunder shall be required to furnish any bond or security of any kind.

3.12. Divestiture of Units.  If at any time (i) the Trust, the Trustee or the Delaware Trustee is named a party in any judicial or administrative proceeding which seeks the cancellation or forfeiture of any property in which the Trust has an interest or asserting the invalidity of or otherwise challenging the Royalty Interests or any portion thereof or (ii) the Trustee is notified by the Company in writing of any such proceeding to which the Company or any Affiliate of the Company is made a party relating to the Underlying Properties, in either case because of the nationality, citizenship or any other status of any one or more Unitholders, the following procedures shall be applicable:

(a) The Trustee shall promptly give written notice (“Notice”) to each Unitholder whose nationality, citizenship or other status is an issue in the proceeding (“Ineligible Holder”) as to the existence of such controversy. The Notice shall contain a reasonable summary of such controversy, shall include and shall constitute a demand to each Ineligible Holder that such Ineligible Holder dispose of its Units to a Person who would not be an Ineligible Holder within thirty (30) days after the date of the Notice and shall advise such Ineligible Holder of the consequences set forth in paragraphs (b) and (c) of this Section 3.12 if such Ineligible Holder fails to dispose of his Units.

(b) If any Ineligible Holder fails so to dispose of his Units within thirty (30) days after the date of the Notice, cash distributions in respect of such Units held by the Ineligible Holder for Quarterly Record Dates and Special Distribution Record Dates following the expiration of such thirty (30) day period shall be suspended to such Ineligible Holder and paid into a non-interest bearing escrow account (which account shall not be deemed part of the Trust Estate) maintained by the Trustee in respect of such Units for so long as the Ineligible Holder continues to own such Units. Upon the disposition of such Units by the Ineligible Holder to a Person who is not an Ineligible Holder in the manner set forth in paragraph (a) above or upon cancellation of the Certificates evidencing such Units pursuant to paragraph (c) below, all cash distributions then held in escrow in respect of such Units shall be distributed to such Ineligible Holder and such Ineligible Holder shall only remain entitled to any cash distributions arising from its ownership of such Units on any prior Quarterly Record Date and any prior Special Distribution Record Date.

(c) If any Ineligible Holder fails so to dispose of his Units prior to the ninetieth (90th) day after the expiration of the thirty (30) day period specified in paragraph (b) of this Section 3.12, the Trustee shall (to the extent not prohibited by applicable law) cancel all outstanding Certificates issued in the name of such Ineligible Holder, reflect on the transfer records maintained by the transfer agent on behalf of the Trust the transfer of the Units evidenced by such canceled Certificates to the Trustee, and issue a Certificate in the name of the Trustee evidencing such Units. Upon such issuance, the Trustee shall use Best Efforts to promptly sell, to the extent permitted by law, such Units on a securities exchange, quotation system or other securities market where such Units are listed or otherwise traded. In the event the Units are not at such time actively traded on a securities exchange, a quotation system or other securities market, the Trustee shall use Best Efforts to effect a private sale in any manner permitted by law. The Ineligible Holder shall be given notice of any such cancellation and subsequent transfer at his address as shown on the records of the Trustee in accordance with Section 12.08 of this Agreement accompanied by a request that such Ineligible Holder surrender to the Trustee the canceled Certificates. Upon receipt by the Trustee of the canceled Certificates, the Trustee shall pay the proceeds of any such sale (net of sales expenses) to the Ineligible Holder. In the event the canceled Certificates are not surrendered, the tender of such net sales proceeds is refused by the Ineligible Holder or such Ineligible Holder cannot be located after reasonable efforts to do so, the tendered sum shall be held by the Trustee in a non-interest bearing escrow account (which account shall not be deemed part of the Trust Estate) for the benefit of such Ineligible Holder until proper claim for same has been made by such Ineligible Holder, subject to a maximum retention period of two (2) years or such shorter period as shall be permitted by applicable laws concerning unclaimed property, at which time the balance in such account shall be paid to the Trust. Any Certificate previously evidencing Units transferred to the Trustee pursuant to this Section 3.12 shall cease to represent any Units.

3.13. Filing of Registration Statement and Certain Reports; Listing of Units; Certain Fees and Expenses.

(a) In connection with the initial public offering of Units, the Trustee shall, upon the request of Dominion Resources and on behalf of the Trust, cooperate with Dominion Resources and otherwise use Best Efforts to cause:

(i) the Exchange Act Registration Statement to be prepared, signed and filed and to become effective; and

(ii) the Units to be listed for trading on the NYSE or another national securities exchange, as Dominion Resources shall select, or, if listing on a national securities exchange is not feasible or is undesirable as determined by Dominion Resources, to cause the Units to be admitted for quotation on NASDAQ-NMS.

Dominion Resources shall be obligated and entitled, at its own expense except as otherwise provided in this Agreement, to take or cause to be taken all steps customary or appropriate to the accomplishment of the objectives set forth in this Section 3.13 including, without limitation, engaging counsel for itself and approving special counsel for the Trust, engaging accountants for the Trust, contracting for all printing and engraving services, making all filings and applications necessary to the foregoing and paying all filing and application fees associated therewith. The Trustee shall execute, by and on behalf of the Trust, any documents incidental or related to the foregoing objectives. In this regard, Dominion Resources shall advise the Trustee of any actions (consistent with the purposes of the Trust) that the Trustee should take in connection with the foregoing objectives.

(b) Except as otherwise precluded by the provisions in Article VI of this Agreement, the fees, charges, expenses, disbursements and other costs incurred by the Trustee or the Delaware Trustee in connection with the discharge of its duties pursuant to this Agreement, including, without limitation, trustee fees, engineering, audit, accounting and legal fees, printing and mailing costs, amounts reimbursed or paid to the Company or Dominion Resources pursuant to Section 3.06 of this Agreement or the Administrative Services Agreement, and the fees and expenses of legal counsel for the Trustee, the Delaware Trustee and the Trust (including, without limitation, legal fees and expenses incurred by the Trustee and the Delaware Trustee in connection with the formation of the Trust and issuance of Certificates evidencing the Units), shall be paid out of the Trust Estate as an Administrative Cost of the Trust; provided, however, that the organizational expenses of the Trust and all costs incurred in connection with the recordation of the Conveyance shall be paid by Dominion Resources, except that the cost of legal counsel for the Trustee, the Delaware Trustee and the Trust (including, without limitation, legal fees incurred by the Trustee and the Delaware Trustee in connection with the formation of the Trust and issuance of the Certificates evidencing the Units) shall be paid out of the Trust Estate and the recording costs paid by Dominion Resources and the acceptance fees of the Trustee and the Delaware Trustee paid by Dominion Resources upon execution of this Agreement shall be reimbursed to Dominion Resources out of the first cash amounts received by the Trust as Trust Estate.

(c) After the registration of the Units pursuant to the Exchange Act or the listing of the Units on the NYSE or another national securities exchange or the admission for quotation of the Units on NASDAQ-NMS, the Trustee, on behalf of the Trust, shall cause the Trust to comply with all of the rules, orders and regulations of the Commission, such exchange or the NASD related to such registration, listing or quotation, as the case may be, and take all such other reasonable actions necessary for the Units to remain so registered, listed or admitted for quotation until the Trust is terminated.

(d) The Trustee is empowered and authorized, if the over-allotment option granted to the underwriters in the Underwriting Agreement is not exercised in full on the date of the initial closing of the Units under the Underwriting Agreement, to cause the Trust to enter into any agreement or agreements with Dominion Resources that set forth the terms and conditions upon which the Trust, the Trustee and the Delaware Trustee, as and to the extent legally required under the Securities Act, would participate in an attempt by Dominion Resources to sell any remaining Units owned by it. Such terms and conditions may include, without limitation, the participation by the Trustee and the Delaware Trustee in the execution and filing on behalf of the Trust of a registration statement under the Securities Act covering all or any portion of the remaining Units that may be offered for sale by Dominion Resources.

3.14. Reserve Reports.  The Trustee shall cause a reserve report to be prepared for the Trust as of December 31 of each year, commencing December 31, 1994, in accordance with criteria established by the Commission showing estimated proved natural gas reserves attributable to the Royalty Interests as of December 31 of such year and other reserve information required to comply with Sections 5.03 and 5.04 of this Agreement. The reserve reports required by the preceding sentence shall be prepared by a firm of independent petroleum engineers mutually selected by the Trustee and, so long as Dominion Resources’

obligations under Article X of this Agreement are in effect, the Company. Such reserve reports shall also show the estimated future net revenues and the net present value (discounted at ten percent (10%)) of the estimated future net revenues (calculated in accordance with criteria established for such calculations by the Commission) from proved reserves attributable to the Royalty Interests and the amount of the estimated net present value (discounted at ten percent (10%)) of the remaining Section 29 tax credits attributable to the Royalty Interests. The costs of the reserve reports will be paid by the Trust and will constitute an Administrative Cost of the Trust.

In assisting the Trustee and its Agents in the preparation of the reserve reports required by this Section 3.14, Dominion Resources and the Company shall be required to furnish all current and existing reserve, production and geophysical data in their possession relating to the Royalty Interests reasonably requested by or on behalf of the independent petroleum engineers selected pursuant to this Section 3.14 as necessary to prepare such reserve reports; provided, that they shall not be required nor requested to disclose or produce any information, documents or other materials which (a) were generated for analysis or discussion purposes or contain interpretative data or (b) are subject to the attorney-client or attorney-work product privileges, or any other privileges to which they may be entitled pursuant to applicable law.

3.15. Limited Power of Amendment.  Notwithstanding any other provision of this Agreement, it is the intention of the parties hereto that none of the powers of the Trustee or the Delaware Trustee set forth in this Article III shall be construed as enabling the conduct of a business. In the event, that on the basis of the purposes set forth in Article II or on the basis of any other provision of this Agreement, a business purpose is found or deemed to exist by any local, state or federal taxation authority or any other authority on which finding any taxation authority might rely, the Trustee is authorized to amend or delete and, subject to receipt of an opinion of counsel reasonably satisfactory to the Trustee, the Trustee, the Delaware Trustee, Dominion Resources and the Company shall amend or delete any provision of this Agreement or take such other action as may be necessary to eliminate such business purpose, and such action shall not require the approval of the Unitholders. The limited power of the Trustee set forth in this Section 3.15 shall supplement the terms of Section 11.02 of this Agreement.

ARTICLE IV

Trust Units and Beneficial Interest in Certificates

4.01. Creation and Distribution.  Ownership of the entire Beneficial Interest shall be divided into 7,850,000 Units. The ownership of the Units shall be evidenced by (i) Certificates in substantially the form set forth in Schedule 4 attached to this Agreement~~. The Certificates may contain~~, containing such changes of form, but not substance, as the Trustee, from time to time, deems necessary or desirable, (ii) a book-entry position in Units maintained as part of a direct registration system, or (iii) any other manner required or permitted by United States securities laws or regulations promulgated by the Securities and Exchange Commission thereunder or the regulations of any stock exchange on which the Units are listed.

4.02. Rights of the Unitholders; Limitation on Personal Liability of the Unitholders.  Each Unit shall represent an undivided pro rata ownership of the Beneficial Interest and shall entitle its holder to participate pro rata in the rights and benefits of Unitholders under this Agreement. A Unitholder (whether by assignment or otherwise) shall take and hold each Unit subject to all the terms and provisions of this Agreement and the Conveyance, which shall be binding upon and inure to the benefit of the successors, assigns, legatees, heirs and personal representatives of such Unitholder. By an assignment or a transfer of one or more Units, the assignor thereby shall, with respect to such assigned or transferred Unit or Units, part with, except as provided in Section 4.04 of this Agreement in the case of a transfer after a Quarterly Record Date or Special Distribution Record Date, and prior to the corresponding payment date, (i) all of its Beneficial Interest attributable to such Unit or Units and (ii) all interests, rights and benefits of a Unitholder under the Trust and this Agreement that are attributable to such Unit or Units as against all other Unitholders, the Trust and the Trustee, including, without limiting the generality of the foregoing, any and all rights to any Quarterly Distribution Amounts, or any portion thereof, attributable to any Units so assigned or transferred, for any Quarterly Period or Quarterly Periods subsequent to the Quarterly Period that relates to the last Quarterly Record Date on which the assignor owned such Units, and any and all rights to any Special Distribution

Amount, or any portion thereof, distributed subsequently to the distribution of the Special Distribution Amount which relates to the last Special Distribution Record Date on which the assignor owned such Units. The Certificates (if such Units are certificated) and the Units and the rights, benefits and interests evidenced thereby (including, without limiting the foregoing, the entire Beneficial Interest) are and, for all purposes, shall be construed (except for tax purposes) to be, in all respects intangible personal property, and the Units shall be bequeathed, assigned, disposed of and distributed as intangible personal property. No Unitholder as such shall have any title, legal or equitable, in or to any real property interest or tangible personal property interest that may be considered a part of the Trust Estate, including, without limiting the foregoing, the Royalty Interests or any part thereof, or in or to any asset of the Trust Estate to the extent that an interest in such asset would cause the interest of a Unitholder to be treated as other than an intangible personal property interest, but the sole interest of each Unitholder shall be his ownership in the Beneficial Interest. No Unitholder shall have the right to call for or demand or secure any partition or distribution of the Royalty Interests or any other asset of the Trust Estate or any accounting during the continuance of the Trust or during the period of liquidation and winding up under Sections 9.03 and 9.04 of this Agreement. Pursuant to Section 3803(a) of the Business Act, the Unitholders shall be entitled, to the fullest extent permitted by law, to the same limitation on personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

4.03. Execution of Certificates.

(a) All Certificates shall be signed by a duly authorized officer of the Trustee. Certificates may be signed on behalf of the Trustee by such person as at the actual date of the signing of such Certificates is the proper officer of the Trustee, although at the nominal date of such Certificates any such person was not such officer of the Trustee. Any such signature may be the manual or facsimile signature (to the extent permitted by law or the rules or regulations of any securities exchange or quotation system on which the Units are listed or admitted for trading) of such officers and may be affixed, imprinted or otherwise reproduced on the Certificate.

(b) Pending the preparation of definitive Certificates, the Trustee shall execute, and the transfer agent and registrar for the Units appointed in accordance with Section 3.06 of this Agreement shall countersign and register, temporary Certificates, as directed in a certificate of an officer of Dominion Resources. Temporary Certificates may contain such references to any provisions of this Agreement as may be appropriate.: Every temporary Certificate shall be executed by the Trustee and signed and registered upon the same conditions and in substantially the same manner, and with like effects as the definitive Certificates.

(c) As promptly as practicable, the Trustee shall execute and furnish definitive Certificates and thereupon temporary Certificates shall be surrendered in exchange therefor without charge to the Unitholders at the principal office of the transfer agent at which Certificates may be presented for transfer pursuant to Section 4.04 of this Agreement, and the Trustee (or the transfer agent and registrar if an Entity other than the Trustee is serving in such capacities) shall sign and register in exchange for such temporary Certificates a like aggregate amount of definitive Certificates. Until so exchanged, the temporary Certificates shall be entitled to the same benefits under this Agreement as definitive Certificates.

4.04. Registration and Transfer of Units; Lost and Destroyed Certificates.  The Units shall be transferable as against the Trustee as provided in this Agreement, and then only on the records of the Trustee maintained for such purpose and, except as provided in Section 3.12 of this Agreement, upon the surrender of Certificates, ~~if any, and~~ or in compliance with the Trustee’s procedures for uncertificated Units, and in either case, compliance with such reasonable requirements as the Trustee may prescribe. No service charge shall be made to the transferor or Transferee for any registration of transfer of a Unit, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until any such registration of transfer is completed, the Trustee may treat the owner of any Unit as shown on its ownership ledger, or the Unitholder of record in accordance with the Trustee’s procedures for uncertificated Units, as the owner of the Unit for all purposes and shall not be charged with notice of any claim or demand respecting such Unit or the interest represented thereby by any other party.

Any such registration of transfer of a Unit shall, as to the Trustee, transfer to the Transferee as of the close of business on the date of registration of transfer all of the undivided right, title and interest of the transferor in and to the Beneficial Interest, provided that (a) registration of a transfer of a Unit after any Quarterly Record Date shall not transfer to the Transferee the right of any transferor to any sum payable to such transferor as the holder of record of the Unit on said day and (b) registration of a transfer of a Unit after a Special Distribution Record Date shall not transfer to the Transferee the right of any transferor to the Special Distribution Amount payable to such transferor as the holder of record of the Unit on said day. As to matters affecting the title, ownership, warranty or transfer of Units, Article 8 of the Uniform Commercial Code, the Uniform Act for Simplification of Fiduciary Security Transfers and other statutes and rules with respect to the transfer of securities, each as is adopted and then in force in the State of Delaware, shall govern and apply. The death of any Unitholder shall not entitle the Transferee of such Unitholder to an accounting or valuation for any purpose, but such Transferee shall succeed to all rights of the deceased Unitholder under this Agreement upon proper proof of title, satisfactory to the Trustee.

If any Certificate should become lost, stolen, destroyed or mutilated, the Trustee, in its discretion and upon proof satisfactory to the Trustee, together with a surety bond sufficient in the opinion of the Trustee to indemnify the Trustee, the Delaware Trustee and the Trust against all loss or expenses in the premises, and, in the case of a mutilated Certificate, surrender of the mutilated Certificate, ~~may~~ will issue ~~a new Certificate to~~, at the discretion of the holder of such lost, stolen, destroyed or mutilated Certificate as shown by the records of the Trustee, and upon payment of a reasonable charge of the Trustee and any reasonable expenses incurred by it in connection therewith, either a new Certificate or evidence of Unit ownership compliant with the Trustee’s procedures for uncertificated Units.

4.05. Protection of the Delaware Trustee and the Trustee.  Each of the Delaware Trustee and the Trustee, and each Entity serving in any such fiduciary capacity, shall be protected in relying or reasonably acting upon any notice, certificate, assignment, opinion or advice of counsel, report of certified public accountant, petroleum engineer, oil and gas consultant (including the Independent Reserve Engineers) or auditor or other expert, credential or any other document or instrument. Each of the Delaware Trustee and the Trustee, and each Entity serving in any such fiduciary capacity, is specifically authorized to rely upon the application of Article 8 of the Uniform Commercial Code, the application of the Uniform Act for Simplification of Fiduciary Security Transfers and the application of other statutes and rules with respect to the transfer of securities, each as is adopted and then in force in the State of Delaware, as to all matters affecting title, ownership, warranty or transfer of the Certificates and Units, without any personal liability for such reliance, and the indemnity granted under Section 6.02 of this Agreement shall specifically extend to any matters arising as a result thereof. Further, and without limiting the foregoing, each of the Delaware Trustee, the Trustee and each Entity serving in either such capacity, is specifically authorized and directed to rely upon the validity of the Conveyance and the title held by the Trust in the Royalty Interests pursuant thereto, and is further specifically authorized and directed to rely upon an opinion of counsel in the state in which the Underlying Properties are located, without any liability in any capacity for such reliance.

4.06. Determination of Ownership.  In the event of any disagreement between Persons claiming to be Transferees of any Unit, and in addition to other rights which it may have under applicable law, the Trustee shall be entitled at its option to refuse to recognize any such claim so long as such disagreement shall continue. In so refusing, the Trustee, and any Entity serving in such capacity, may elect to make no disposition of the interest represented by the Unit involved, or any part thereof, or of any sum or sums of money accrued or accruing thereunder, and, in so doing, the Trustee shall not be or become liable to any Person for the failure or refusal of the Trustee to comply with such conflicting claims, and shall be entitled to continue to refrain and refuse so to act, until:

(a) the rights of the adverse claimants have been adjudicated by arbitration (pursuant to Article XIII of this Agreement in the case of the Trust, the Trustee, the Delaware Trustee and Dominion Resources or its Affiliates) or a final non-appealable judgment of a court (in the case of the Trust, the Trustee, the Delaware Trustee and Persons other than Dominion Resources and its Affiliates) assuming and having jurisdiction of the parties and the interest and money involved; or

(b) all differences have been resolved by valid agreement between said parties and the Trustee shall have been notified thereof in writing signed by all of the interested parties.

Nothing in this Section 4.06 shall diminish the rights and protections of the Trustee and the Delaware Trustee under this Agreement, including, without limitation, rights and protections granted under Section 4.05 of this Agreement.

ARTICLE V

Accounting and Distribution; Reports

5.01. Fiscal Year and Accounting Method.  The Trustee shall adopt for the Trust the calendar year as its fiscal year and shall maintain its books on an appropriate basis to comply with Sections 5.03 and 5.04 of this Agreement, except to the extent that such books must be maintained on any other basis pursuant to applicable law.

5.02. Quarterly and Special Distributions.

(a) On or before the last Business Day before the forty-fifth (45th) day following the end of each Quarterly Period, the Company shall, pursuant to the Conveyance, pay to the Trust the cash from the Royalty Interests attributable to the sale of production during such Quarterly Period. At least ten (10) days, or such longer period of time as may be required by the rules of any securities exchange or quotation system on which the Units are listed or admitted to trading, prior to each Quarterly Record Date and otherwise in accordance with all applicable rules and regulations of the Commission and any such securities exchange or quotation system, the Trustee shall make an announcement of its determination of the Quarterly Distribution Amount for the relevant Quarterly Period. Any excess of interest actually earned on the cash proceeds paid to the Trust over the interest expected to be earned thereon, as provided in the definition of Quarterly Distribution Amount, shall be included in the next Quarterly Distribution Amount. Any deficit in interest actually earned compared to interest expected to be earned, as provided in the definition of Quarterly Distribution Amount, shall be made up from appropriate cash reserves of the Trust established for that purpose, and the amount of any reduction in such reserve shall be treated as an Administrative Cost of the Trust for the Quarterly Period in which the deficit is realized. On or prior to the seventieth (70th) day after the end of each Quarterly Period during the term of the Trust, the Trustee shall, subject to Section 3.12 of this Agreement, distribute pro rata the Quarterly Distribution Amount with respect to such Quarterly Period to Unitholders of record on the Quarterly Record Date for such Quarterly Period.

(b) The Trustee shall determine the amount of any Special Distribution Amount and on the Special Distribution Record Date for such Special Distribution Amount shall establish a cash reserve equal to such amount. At least ten (10) days, or such longer period of time as may be required by the rules of any securities exchange or quotation system on which the Units are listed or admitted to trading, prior to each Special Distribution Record Date and otherwise in accordance with all applicable rules and regulations of the Commission and any such securities exchange or quotation system, the Trustee shall make an announcement of its determination of the Special Distribution Amount. Any excess of interest actually earned on such Special Distribution Amount over the interest expected to be earned thereon, as provided in the definition of Special Distribution Amount, shall be included in the next computed Quarterly Distribution Amount or Special Distribution Amount. Any Special Distribution Amount shall, subject to Section 3.12 of this Agreement, be distributed by the Trustee pro rata to Unitholders of record on the Special Distribution Record Date, on or prior to the fifteenth (15th) day following the Special Distribution Record Date. Distribution of a Special Distribution Amount having the same record date as a Quarterly Distribution Amount shall be in conjunction with the distribution of the Quarterly Distribution Amount.

5.03. Income Tax Reporting.  For federal or state income tax purposes, the Trustee shall file for the Trust such returns and statements as the Trustee is advised are required to comply with applicable provisions of (i) the Internal Revenue Code of 1986, as amended, or any successor statute or statutes and the regulations thereunder and (ii) any applicable state laws or regulations thereunder, in either case to permit each Unitholder to make all calculations reasonably necessary for tax purposes. The Trustee is authorized and directed to treat all income, credits and deductions of the Trust for each Quarterly Period as having been realized on the Quarterly Record Date for such Quarterly Period unless otherwise advised by counsel.

The Trustee may, but shall not be obligated to, enter into an agreement (the “DER Agreement”) on behalf of the Trust with the Alabama Department of Revenue permitting the Trust to file a “composite income tax return” (a “Composite Return”) in the State of Alabama on behalf of all Unitholders who are not residents of Alabama; provided, that the DER Agreement is revocable at any time by either the Trust or the Alabama Department of Revenue. For the purposes of each Composite Return, the Trustee shall be entitled to use the mailing address of the Unitholders of record for the purposes of determining which Unitholders are residents of Alabama, and to use other conventions as may be permitted under the terms of the DER Agreement. Notwithstanding the foregoing, the Trustee shall revoke the DER Agreement and not file a Composite Return for any year in which the Composite Return reflects net taxable income.

5.04. Reports to the Unitholders and Others.

(a) Within seventy-five (75) days following the end of each of the first three Quarterly Periods of each calendar year, the Trustee shall mail to each Person who was a Unitholder of record (i) on the Quarterly Record Date for each such Quarterly Period and (ii) on each Special Distribution Record Date occurring during each such Quarterly Period, if any, a report which shall show in reasonable detail the assets and liabilities and receipts and disbursements of the Trust and the revenues and direct operating expenses of the Company’s interest in the Underlying Properties for such Quarterly Period. Within one hundred twenty (120) days following the end of each fiscal year or such shorter period of time as may be required by the rules of any securities exchange or quotation system on which the Units are listed or admitted for trading, the Trustee shall mail to each Person who was a Unitholder of record on a date to be selected by the Trustee an annual report, containing financial statements audited by a nationally recognized firm of independent public accountants selected by the Trustee, and such annual reserve information regarding the Royalty Interests, as may be required by any regulatory authority having jurisdiction.

(b) Promptly after receipt of the requisite information and no later than the fifteenth (15th) day of March in each calendar year, the Trustee shall prepare and mail to Unitholders of record (i) on each of the Quarterly Record Dates occurring during the prior calendar year and (ii) on each Special Distribution Record Date occurring during the prior calendar year, if any, such report or reports as may be necessary to permit each Unitholder to make all calculations reasonably necessary for federal and state tax purposes for the preceding calendar year or any Quarterly Period thereof.

(c) The Trustee is authorized to make and shall take all reasonable actions necessary to make all Exchange Act filings on behalf of the Trust with the Commission. It is the intention of Dominion Resources that the Units be listed on the NYSE and, in this regard, Dominion Resources shall advise the Trustee of any actions (consistent with the purposes of the Trust) that the Trustee should take in connection with the effectuation of such listing. If listing is accomplished, the Trustee shall take all reasonable actions necessary to maintain such listing, including compliance with the rules of such securities exchange and the filing of any reports required by such securities exchange. Dominion Resources shall prepare and file all filings and reports required under the Securities Act or state securities or Blue Sky laws.

(d) The Trustee is authorized to make and, subject to receipt of an opinion of counsel reasonably satisfactory to the Trustee, the Trustee shall take all reasonable actions to prepare and mail to Unitholders, any reports, press releases or statements, financial or otherwise, that Dominion Resources notifies the Trustee in writing are required to be provided by the Trust to Unitholders by law or governmental regulation or the requirements of any securities exchange or quotation system on which the Units are listed or admitted to trading.

(e) Notwithstanding any time limit imposed by paragraph (a) or (b) of this Section 5.04, if, due to the unavailability prior to the expiration of any such time limit of information necessary, or a delay in receipt by the Trustee of information necessary, for preparation of a report or reports required by such paragraphs, the Trustee shall be unable to prepare and mail such report or reports within such time limit, the Trustee shall prepare and mail such report or reports as soon thereafter as practicable.

5.05. Information to be Supplied by Dominion Resources, the Company and the Trustee.  Subject to the second paragraph of Section 3.14 of this Agreement, Dominion Resources and the Company shall provide, or cause to be provided, to the Trustee on a timely basis (a) the information provided for under the Administrative Services Agreement (attached to this Agreement as Schedule 2) to be entered into at the Closing and (b) such other information as is not known to the Trustee or is otherwise more easily available to the Company or Dominion Resources than to the Trustee concerning the Royalty Interests (including information with respect to the properties burdened by the Royalty Interests) and related matters as shall be necessary to permit the Trustee to comply with respect to the Trust with the reporting obligations of the Trust pursuant to the Exchange Act, the requirements of any securities exchange or quotation system on which the Units are listed or admitted for trading and this Agreement. Dominion Resources and the Company shall permit the Trustee during normal business hours to review the books and records pertaining to the assets and liabilities and receipts and disbursements and revenues and direct operating expenses of the Company’s interest in the Underlying Properties. Notwithstanding any other provision to the contrary in this Agreement, the Administrative Services Agreement or the Conveyance, Dominion Resources, the Company and their Affiliates shall not be required nor requested to disclose, produce or prepare any information, documents or other materials which (i) were generated for analysis or discussion purposes or contain interpretative data or (ii) are subject to the attorney-client or attorney-work product privileges, or any other privileges to which they may be entitled pursuant to applicable law. The Trustee shall provide to the Company and Dominion Resources, within fifteen (15) days after the end of each Quarterly Period, a written itemized report showing each Administrative Cost of the Trust paid during such Quarterly Period (including, but not limited to, each out-of-pocket expenditure, all trustee compensation and the administrative services fee paid to Dominion Resources).

ARTICLE VI

Liability of the Delaware Trustee and the Trustee,
Indemnification and Method of Succession

6.01. Liability of the Delaware Trustee and the Trustee.  Notwithstanding any other provision of this Agreement, each of the Delaware Trustee and the Trustee, in carrying out its powers and performing its duties, may act directly or in its discretion, at the expense of the Trust, through Agents or attorneys pursuant to agreements entered into with any of them. Each Entity serving as Delaware Trustee or Trustee shall be personally or individually liable only for (a) fraud or acts or omissions in bad faith or which constitute gross negligence as adjudicated by arbitration or a final non-appealable judgment of a court of competent jurisdiction and (b) taxes, fees and other charges on, based on or measured by any fees, commissions or compensation received in connection with any of the transactions contemplated by this Agreement, and shall not otherwise be individually or personally liable for any act or omission of any Agent unless such Entity has acted in bad faith or with gross negligence in the selection and retention of such Agent. No Entity serving as the Trustee or the Delaware Trustee shall be individually liable by reason of any act or omission of any other Entity serving as the Trustee or the Delaware Trustee. The indemnification provided to the Trustee and the Delaware Trustee under Section 6.02 of this Agreement is subject to the terms of this Section 6.01.

6.02. Indemnification of the Trustee and the Delaware Trustee.

(a) Subject to Sections 6.02(c) and 6.02(e) of this Agreement, each Entity serving as the Delaware Trustee or the Trustee, as well as each of their respective Agents (including the Company, Dominion Resources and any of their Affiliates when acting as Agents), shall be indemnified and held harmless by, and receive reimbursement from, the Trust Estate and Dominion Resources, jointly and severally, against and from any and all liabilities, obligations, actions, suits, costs, expenses, claims, damages, losses, penalties, taxes, fees and other charges (collectively, “Expenses”, excluding, however, any taxes, fees and other charges payable by the Trustee and the Delaware Trustee on, based on or measured by any fees, commissions or compensation received by the Trustee and the Delaware Trustee for their services under this Agreement) incurred by it, individually, in the administration of the Trust and the Trust Estate or any part or parts thereof, or in the doing of any act done or performed, or in any omission occurring on account of its being the Trustee or the Delaware Trustee, except such Expenses for which it is liable under Section 6.01 of this Agreement (IT BEING UNDERSTOOD THAT EACH ENTITY SERVING AS THE DELAWARE TRUSTEE OR THE TRUSTEE SHALL BE INDEMNIFIED AND HELD HARMLESS BY, AND RECEIVE REIMBURSEMENT FROM, THE TRUST ESTATE AND DOMINION RESOURCES, AS THE CASE MAY BE, AGAINST SUCH ENTITY’S OWN NEGLIGENCE WHICH DOES NOT CONSTITUTE GROSS NEGLIGENCE). Each Entity serving as the Delaware Trustee or the Trustee shall have a lien upon the Trust Estate for payment of such indemnification and reimbursement (including, without limitation, repayment of any funds borrowed from any Entity serving as fiduciary hereunder) as well as for compensation to be paid to such Entity, in each case entitling such Entity to priority as to payment thereof over payment to any other Person under this Agreement. Neither the Delaware Trustee nor the Trustee nor any Entity serving in either of such capacities nor any Agent thereof, shall be entitled to any reimbursement or indemnification from any Unitholder for any Expenses incurred by the Delaware Trustee or the Trustee or any such Entity or Agent thereof, except as provided in the second paragraph of Section 4.04 of this Agreement, whether or not the Trust Estate is exhausted without full reimbursement or indemnification of the Trustee, the Delaware Trustee or any such Entity or Agent thereof. All legal or other expenses reasonably incurred by the Trustee or the Delaware Trustee in connection with the investigation or defense of any Expenses as to which such Entity or any Agent thereof is entitled to indemnity under this Section 6.02(a) shall be paid out of the Trust Estate or, subject to Section 6.02(e) of this Agreement, by Dominion Resources.

(b) Dominion Resources shall indemnify and hold harmless each Entity serving as the Delaware Trustee and the Trustee and any Agents thereof, individually and as trustee, as the case may be, against any Expenses to which such Entity or Agent thereof may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses arise out of, are based upon or are connected with an untrue statement or alleged untrue statement of a material fact contained in, or an omission or alleged omission of a material fact from, (i) the Securities Act Registration Statement, any preliminary prospectus, the final prospectus or any amendment or supplement thereto, or (ii) any other filing, report or other action taken with respect to the Securities Act, the Exchange Act or any other federal or state securities law, the listing of the Units on the NYSE or another national securities exchange or the quotation of the Units on NASDAQ-NMS; provided, however, that Dominion Resources shall not be liable to and shall not indemnify the Entities serving as the Trustee or the Delaware Trustee, individually or as trustees, as the case may be, in any such case under the preceding clause (i) of this Section 6.02(b) to the extent that any such Expense arises out of, is based upon or is connected with information prepared or furnished by the Trustee or the Delaware Trustee, as the case may be, expressly for use in the Securities Act Registration Statement, any preliminary prospectus, the final prospectus or any amendment or supplement thereto; and provided further, that Dominion Resources shall not be liable to the Entities serving as the Trustee or the Delaware Trustee, individually or as trustees, as the case may be, in any such case under the preceding clause (ii) of this Section 6.02(b) to the extent that any such Expense arises out of, is based upon or is connected with information prepared or furnished (A) by the Trustee and the Trustee is found liable pursuant to the provisions of Section 6.01 of this Agreement or (B) by the Delaware Trustee and the Delaware Trustee is found liable pursuant to the provisions of Section 6.01 of this Agreement. Subject to Sections 6.02(d) and (e) of this Agreement, Dominion Resources shall reimburse the Entities serving as the Trustee and the Delaware Trustee for any legal or other expenses reasonably incurred by such Entities in connection with the investigation or defense of any Expenses with respect to which such Trustee or any Agent thereof is entitled to indemnity by Dominion Resources under this Agreement.

(c) The Company shall indemnify and hold harmless the Trust from and against any Expenses to which the Trust may become subject arising out of or in connection with any liability under Environmental Laws that arise out of or relate to activities occurring on or under, or in connection with, or conditions existing on or under, the Underlying Properties prior to the date of Closing. The Company shall also indemnify and hold harmless each Entity serving as the Delaware Trustee or the Trustee, and any Agents thereof, individually and as trustee, as the case may be, from and against any Expenses to which such Entity or Agent thereof may become subject in connection with any liability under Environmental Laws (now or hereafter in effect) that arise out of or relate to activities occurring on or under, or in connection with, or conditions existing on or under, the Underlying Properties at any time. The indemnity provided under this Section 6.02(c) shall be a personal right in favor of the Trust, the Delaware Trustee and the Trustee (rather than a covenant running with the land) and shall not be assignable or transferable to any Person (other than a successor trustee).

(d) If any action or proceeding shall be brought or asserted against the Trust, the Trustee or the Delaware Trustee or any Agent thereof (each referred to as an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect of which indemnity may be sought from Dominion Resources or the Company (the “Indemnifying Party”) pursuant to Sections 6.02(b) and 6.02(c) of this Agreement, respectively, of which the Indemnified Party shall have received notice, the Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all costs and expenses; provided, however, that the failure so to notify the Indemnifying Party of the commencement of any such action or proceeding shall not relieve the Indemnifying Party from any liability that it may have to any Indemnified Party under this Section 6.02 unless the Indemnifying Party is prejudiced or damaged by the failure to receive prompt notice. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory (including the qualifications of such counsel) to the Indemnified Party on any such action or proceeding or (iii) the named parties to any such action or proceeding include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party or any other Indemnified Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party and the Indemnified Party may employ such counsel for the defense of such action or proceeding as is reasonably satisfactory to the Indemnifying Party; it being understood, however, that, except in the case of the addition of counsel caused by the existence or development of a conflict rendering unified representation impermissible or unadvisable, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys for the Indemnified Parties at any time). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Indemnifying Party, but, if settled with such written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party agrees (to the extent stated above) to indemnify and hold harmless the Indemnified Party from and against any Expenses by reason of such settlement or judgment.

(e) Any Expenses for which an Indemnified Party (including, without limitation, each Entity serving as the Trustee or the Delaware Trustee) may be entitled to indemnification pursuant to Section 6.02(a) or 6.02(c) of this Agreement shall be first satisfied out of the Trust Estate prior to any indemnification from Dominion Resources or the Company, as the case may be, except for Expenses incurred by an Indemnified Party arising out of or in connection with any Environmental Laws that arise out of or relate to activities occurring on or under, or in connection with, or conditions existing on or under the Underlying Properties prior to the date of Closing (which Expenses are to be borne by the Company or, pursuant to Section 10.01 of this Agreement, Dominion Resources and not the Trust), provided that Dominion Resources or the Company shall be required to provide such indemnification at any time and from time to time that cash in the Trust Estate or cash reasonably anticipated to be available is inadequate to satisfy and discharge such claims, damages or liabilities.

(f) The parties expressly acknowledge and agree that in no event shall the Trust, Dominion Resources or the Company be relieved of any obligation under this Agreement for indemnification to

(i) the Delaware Trustee as a result of any action or failure to act by the Trustee and (ii) the Trustee as a result of any action or failure to act by the Delaware Trustee.

(g) Dominion Resources shall indemnify and hold harmless the Trust from and against any and all Expenses which the Trust may suffer or incur or to which the Trust may become subject as a result of or arising out of any assertion or determination that the Conveyance is void or voidable because of any failure of the Trust or Trustees to qualify to do business in the State of Alabama, it being understood that, notwithstanding any other provision hereof to the contrary, for purposes of the foregoing indemnity Expenses shall include, without limitation, all amounts paid or payable under the Conveyance assuming its enforceability notwithstanding any assertion or determination to the contrary. Nothing in this Section 6.02(g) shall be deemed to impose on the Trustees any obligation to qualify either the Trust or themselves to do business in the State of Alabama.

(h) The obligations of the Trust, Dominion Resources and the Company under this Section 6.02 shall survive the resignation or removal of the Trustee or the Delaware Trustee and the termination of the Trust and this Agreement.

6.03. Resignation of the Delaware Trustee or the Trustee.  Any Entity serving as the Delaware Trustee or the Trustee may resign, as such, with or without cause, at any time by written notice to Dominion Resources, the Company, any other entity serving as the Delaware Trustee or the Trustee and to each of the then Unitholders of record in accordance with Section 12.08 of this Agreement. Such notice shall specify a date when such resignation shall take effect, which shall be a Business Day not less than sixty (60) days after the date such notice is delivered; provided, however , that in no event shall any resignation of the Trustee be effective until a successor Trustee has accepted its appointment as Trustee pursuant to the terms of this Agreement, provided further that in no event shall any resignation of the Delaware Trustee be effective until a successor Delaware Trustee has accepted its appointment as Delaware Trustee pursuant to the terms of this Agreement. If the Trustee has given notice of resignation in accordance with this Section 6.03 and a successor has not accepted its appointment as successor Trustee during the 210-day period following the receipt by Dominion Resources of such notice of resignation, the annual fee payable in accordance with Section 7.01 of this Agreement to such resigning Trustee in accordance with Schedule 1 attached hereto shall be increased as of the end of such 210-day period by ten (10) percent and shall be further increased by ten (10) percent for each month or portion thereof thereafter to a maximum of five (5) times the fee payable at the time the notice of resignation was received by Dominion Resources until a successor has accepted its appointment as successor Trustee.

6.04. Removal of the Delaware Trustee or the Trustee.  Each Entity serving as the Delaware Trustee or the Trustee may be removed as trustee hereunder, with or without cause, by the vote of Unitholders of record owning a majority of the then outstanding Units at a meeting held in accordance with the requirements of Article VIII of this Agreement, provided that any removal of the Delaware Trustee shall be effective only at such time as a successor Delaware Trustee, fulfilling the requirements of Section 3807(a) of the Business Act, has been appointed and has accepted such appointment, and provided further that any removal of the Trustee shall be effective only at such times as a successor Trustee has been appointed and has accepted such appointment. The Unitholders present or represented at any such meeting where a trustee is removed may elect in accordance with the requirements of Article VIII of this Agreement, a successor trustee at such meeting, who may accept such appointment effective as of the close of such meeting.

6.05. Appointment of Successor Delaware Trustee or Successor Trustee.  In the event of the resignation or removal of the Entity serving as the Delaware Trustee or the Trustee or if any such Entity has given notice of its intention to resign to the Delaware Trustee or the Trustee, the Unitholders represented at a meeting held in accordance with the requirements of Article VIII of this Agreement may appoint a successor trustee. Nominees for appointment may be made by (i) Dominion Resources, (ii) the resigned, resigning or removed trustee or (iii) any Unitholder or Unitholders owning of record at least ten percent (10%) of the then outstanding Units. Any successor to the Trustee shall be a bank or trust company having combined capital, surplus and undivided profits of at least $100,000,000. Any successor to the Delaware Trustee shall be a bank or trust company having its principal place of business in the State of Delaware and having combined capital, surplus and undivided profits of at least $20,000,000. In the event that a new trustee has not been approved within sixty (60) days after a notice of resignation, a vote of Unitholders removing a trustee or other occurrence of a vacancy, a successor trustee may be appointed by any State or Federal District Court having jurisdiction in New Castle County, Delaware, upon the application of any Unitholder, Dominion Resources or the Entity tendering its resignation as trustee filed with such court, and in the event any such application is filed, such court may appoint a temporary trustee at any time after such application is filed, which shall, pending the final appointment of a trustee, have such powers and duties as the court appointing such temporary trustee shall provide in its order of appointment, consistent with the provisions of this Agreement. Any such temporary trustee need not meet the minimum standards of capital, surplus and undivided profits otherwise required of a successor trustee under this Section 6.05. Nothing in this Agreement shall prevent the same Entity from serving as both the Delaware Trustee and the Trustee if it meets the qualifications thereof.

Immediately upon the appointment of any successor trustee, all rights, titles, duties, powers and authority of the succeeded trustee hereunder (except to the succeeded trustee’s rights to amounts payable under Article VII of this Agreement accruing through the appointment of such successor trustee) shall be vested in and undertaken by the successor trustee, which shall be entitled to receive from the predecessor trustee all of the Trust Estate held by it hereunder and all records and files of the predecessor trustee necessary in connection therewith. Any resigning or removed trustee shall account to its successor for its administration of the Trust. All successor trustees, shall be fully protected in relying upon such accounting and no successor trustee shall be obligated to examine or seek alteration of any account of any preceding trustee, nor shall any successor trustee be personally liable for failing to do so or for any act or omission of any preceding trustee. The preceding sentence shall not prevent any successor trustee or anyone else from taking any action otherwise permissible in connection with any such account.

6.06. Laws of Other Jurisdictions.  If, notwithstanding the other provisions of this Agreement (including, without limitation, Section 12.06 of this Agreement), the laws of jurisdictions other than the State of Delaware (each being referred to below as “such jurisdiction”) apply to the administration of properties under this Agreement, the following provisions shall apply. If it is necessary or advisable for a trustee to serve in such jurisdiction and if the Trustee is disqualified from serving in such jurisdiction or for any reason fails or ceases to serve there, the ancillary trustee in such jurisdiction shall be such Entity, which need not meet the requirements set forth in the third sentence of Section 6.05 of this Agreement, as shall be designated in writing by Dominion Resources and the Trustee. To the extent permitted under the laws of such jurisdiction, Dominion Resources and the Trustee may remove the trustee in such jurisdiction, without cause and without necessity of court proceeding, and may or may not appoint a successor trustee in such jurisdiction from time to time. The trustee serving in such jurisdiction shall, to the extent not prohibited under the laws of such jurisdiction, appoint the Trustee to handle the details of administration in such jurisdiction. The trustee in such jurisdiction shall have all rights, powers, discretions, responsibilities and duties as are delegated in writing by the Trustee, subject to such limitations and directions as shall be specified by the Trustee in the instrument evidencing such appointment. Any trustee in such jurisdiction shall be responsible to the Trustee for all assets with respect to which such trustee is empowered to act. To the extent the provisions of this Agreement and Delaware law cannot be made applicable to the administration in such jurisdiction, the rights, powers, duties and liabilities of the trustee in such jurisdiction shall be the same (or as near the same as permitted under the laws of such jurisdiction if applicable) as if governed by Delaware law, and, in all events, the administration in such jurisdiction shall be as free and independent of court control and supervision as permitted under the laws of such jurisdiction. The fees and expenses of any ancillary trustee shall constitute an Administrative Cost of the Trust payable from the Trust Estate. Whenever the term “Trustee” is applied in this Agreement to the administration in such jurisdiction, it shall refer only to the trustee then serving in such jurisdiction. Without limiting the generality of Sections 6.01, 6.02 and 6.03 of this Agreement, neither the Bank, Mellon Bank nor any other Entity serving as the Trustee or the Delaware Trustee shall ever have any personal liability for taking or failing to take any action authorized or contemplated by this Section 6.06, or for any action or lack thereof by any ancillary trustee (as that term is used in this Agreement).

6.07. Reliance on Experts.  The Trustee and the Delaware Trustee may, but shall not be required to, consult with counsel (who may but need not be counsel to the Company or Dominion Resources), accountants, geologists, engineers and other parties deemed by the Trustee or the Delaware Trustee to be qualified as experts on the matters submitted to them, and, subject to Section 6.01 but notwithstanding any other provision of this Agreement, the opinion of any such party on any matter submitted to it by the Trustee or the Delaware Trustee shall be full and complete authorization and protection in respect of any action taken or suffered by the Trustee or the Delaware Trustee under this Agreement in good faith in reliance upon and in accordance with the opinion or advice of any such party. Each of the Trustee and the Delaware Trustee is authorized to make payments of all reasonable fees for services or expenses thus incurred out of the Trust Estate. Neither the Delaware Trustee nor the Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and what it purports to be and reasonably believed by it to be signed by the proper party or parties. The Delaware Trustee and the Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner or ascertainment of which is not specifically prescribed in this Agreement, the Delaware Trustee and the Trustee may for all purposes hereof rely on a certificate, signed by the chairman of the board of directors, chief executive officer, president, vice president, the treasurer or any assistant treasurer, or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection and authorization to the Delaware Trustee and the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

6.08. Force Majeure.  No party to this Agreement (or its Affiliates) shall incur any liability to any other party to this Agreement or to any holder of a Unit if, by reason of any current or future law or regulation thereunder of the federal government or any other governmental authority, or by reason of any act of God, war or other circumstance beyond its control, such party is prevented or forbidden from doing or performing any act or thing required by the terms of this Agreement to be done or performed; nor shall any party to this Agreement incur any liability to any other party to this Agreement or to any holder of a Unit by reason of any nonperformance or delay caused as aforesaid in the performance of any act or thing required by the terms of this Agreement to be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Agreement caused as aforesaid.

6.09. Failure of Action by Dominion Resources or the Company.  In the event that Dominion Resources or the Company shall fail or be unable to take any action as required under any provision of this Agreement, the Trustee is empowered to take such action or any other action that is dependent on such action without regard to Dominion Resources or the Company’s failure or inability to act.

ARTICLE VII

Compensation of the Trustee and the Delaware Trustee

7.01. Compensation of the Trustee and the Delaware Trustee.  The Entity serving as the Trustee hereunder shall receive compensation for its services as the Trustee hereunder and for the services of the Delaware Trustee as the Delaware Trustee hereunder as set forth in Schedule 1 attached to this Agreement. The Entity serving as the Delaware Trustee hereunder shall receive compensation for its services as the Delaware Trustee hereunder from the Trustee. Entities serving as the Trustee or the Delaware Trustee under this Agreement shall be reimbursed for all actual expenditures made in connection with administration of the Trust, including those made on account of any unusual duties in connection with matters pertaining to the Trust and the reasonable compensation and expenses of their counsel, accountants or other skilled Persons and of all other Persons not regularly in their employ. Any unusual or extraordinary services rendered by the Entity serving as the Trustee or by the Entity serving as the Delaware Trustee in connection with the administration of the Trust shall be treated as Trust administrative services for purposes of computing the respective administrative fee to be paid to each Entity serving as trustee under this Agreement.

7.02. Source of Funds.  Except as provided in paragraphs (b), (c) and (e) of Section 6.02 of this Agreement, all compensation, reimbursements and other charges owing to any Entity as a result of its service as trustee under this Agreement shall constitute indebtedness under this Agreement and shall be payable by the Trust out of the Trust Estate, and such Entity shall have a lien on the Trust Estate for payment of such compensation, reimbursements and other charges, entitling such Entity under this Agreement to priority as to payment thereof over payment to any other Person.

7.03. Ownership of Units by Dominion Resources, the Company, the Trustee and the Delaware Trustee.  Each of the Trustee and the Delaware Trustee, in its individual or other capacity, may become the owner or pledgee of Units with the same rights it would have if it were not a trustee under this Agreement. The Company, Dominion Resources and each of their Affiliates may become the owners of Units with the same rights and entitled to the same benefits as any other Unitholder.

ARTICLE VIII

Meetings of the Unitholders

8.01. Purpose of Meetings.  A meeting of the Unitholders may be called at any time and from time to time pursuant to the provisions of this Article VIII to transact any matter that the Unitholders may be authorized to transact.

8.02. Call and Notice of Meetings.  Any meeting of the Unitholders may be called by the Trustee or by Unitholders owning of record not less than ten percent (10%) in number of the then outstanding Units. The Trustee shall call a meeting of Unitholders to consider amendments, waivers, consents and other changes to the Conveyance, if requested in writing by the Company or Dominion Resources. In addition, the Delaware Trustee may call such a meeting but only for the purpose of appointing a successor to it upon its resignation. All meetings of the Unitholders shall be held at such time and at such place in Dallas, Texas, as the notice of any such meeting may designate. Except as may be otherwise required by applicable law or by any securities exchange or quotation system on which the Units are listed or admitted for trading, written notice of every meeting of the Unitholders signed by the Trustee or the Unitholders calling the meeting (or the Delaware Trustee if calling the meeting), setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting, shall (notwithstanding the alternative methods of notice permitted by Section 12.08 of this Agreement) be given in person or by mail not more than sixty (60) nor less than twenty (20) days before such meeting is to be held to all of the Unitholders of record at the close of business on a record date selected by the Trustee (the “Record Date Unitholders”), which record date shall be not more than sixty (60) days before the date of such meeting. If such notice is given to any Unitholder by mail, it shall be directed to such Unitholder at its last address as shown by the ownership ledger of the Trustee and shall be deemed duly given when so addressed and deposited in the United States mail, postage prepaid. No matter other than that stated in the notice shall be acted upon at any meeting. Only Record Date Unitholders shall be entitled to notice of and to exercise rights at or in connection with the meeting. Any action required by this Agreement to be taken at a meeting of the Unitholders, or any action which may be taken at a meeting of the Unitholders, may not be taken and shall not be effective without an actual meeting of the Unitholders, prior written notice to the Unitholders thereof and a vote by the Unitholders with respect thereto

8.03 Method of Voting and Vote Required.  Each Record Date Unitholder shall be entitled to one vote for each Unit owned by such Record Date Unitholder on the record date, and any Record Date Unitholder may vote in person or by duly executed written proxy. A telegram, telex, cablegram, email, or other form of electronic transmission, including telephone transmission, by the Record Date Unitholder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Record Date Unitholder shall be treated as an execution in writing for purposes of this Section 8.03. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Record Date Unitholder. At any such meeting, the presence in person or by proxy of Record Date Unitholders holding a majority of the Units held by all Record Date Unitholders shall constitute a quorum and, except as otherwise provided in this Agreement, any matter (including, but not limited to, appointment of a successor trustee) shall be deemed to have been approved by the Unitholders if it is approved by the vote of Record Date Unitholders holding more than fifty percent (50%) of the Units represented at the meeting, although less than a majority of all the Units at the time outstanding, except that (a) the affirmative vote by the holders of not less than sixty-six and two-thirds percent (66 2/3%) of all the Units then outstanding shall be required to terminate the Trust or, with the written consent of Dominion Resources, to amend Section 3.02, 9.02 or 9.03 of this Agreement and (b) the affirmative vote by the holders of a majority of all the Units then outstanding shall be required to:

(i) approve any amendment to or affecting this Agreement, other than (A) amendments prohibited by Section 11.01 of this Agreement, (B) amendments to Section 3.02, 9.02 or 9.03 of this Agreement as set forth in this Section 8.03 above, (C) an amendment to Section 9.04 of this Agreement (which shall require the written consent of Dominion Resources and the affirmative vote by the holders of a majority of all the Units then outstanding), (D) an amendment of this Section 8.03 (which shall require approval of not less than eighty percent (80%) of all then outstanding Units) and (E) any amendment to or affecting this Agreement to the extent permitted pursuant to Section 11.02 of this Agreement (which shall not require Unitholder approval);

(ii) remove the Delaware Trustee or the Trustee;

(iii) approve any amendment or waiver of any provision of, or consent or release with respect to, or agree to the termination of the Conveyance pursuant to Section 11.03 of this Agreement; or

(iv) with the consent of the Trustee, merge or consolidate the Trust as provided in Section 9.05 of this Agreement.

No meeting of Unitholders nor any vote thereof shall be required in order to effect an amendment of this Agreement pursuant to Section 3.15 of this Agreement.

8.04. Conduct of Meetings.  The Trustee may make such reasonable regulations consistent with the provisions of this Agreement as it may deem advisable for any meeting of the Unitholders, for the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, the preparation and use at the meeting of a list certified by or on behalf of the Trustee of the Unitholders entitled to vote at the meeting and such other matters concerning the conduct of the meeting as it shall deem advisable.

ARTICLE IX

Duration, Revocation and Termination of the Trust

9.01. Revocation.  Subject to the third sentence of this Section 9.01, the Trust is and shall be irrevocable, and after the Closing, the Company, as trustor, retains no power to alter, amend (except as provided otherwise in Sections 3.15 and 11.02 of this Agreement), revoke or terminate the Trust. The Trust shall be terminable only as provided in Sections 9.02 and 9.04 of this Agreement and shall continue until so terminated. Prior to the Closing, the Company may revoke the Trust by written notice to the Trustee, in which event the Trustee shall reconvey the Trust Estate, less any expenses or liabilities of the Trust, to the Company.

9.02. Termination.  Subject to the provisions of Section 9.04 of this Agreement, the Trust shall terminate upon the occurrence of any of the following events or times:

(a) the action by Unitholders of record holding not less than sixty-six and two-thirds (66 2/3%) of the then outstanding Units in accordance with the requirements of Article VIII of this Agreement to terminate the Trust;

(b) such time as the ratio of cash received by the Trust attributable to the Royalty Interests in any Quarterly Period to Administrative Costs of the Trust for such Quarterly Period is less than 1.2 to 1.0 for two (2) consecutive Quarterly Periods; or

(c) March 1 of any calendar year that the “Termination Present Value” as of December 31 of the prior year is equal to or less than $5.0 million. Termination Present Value shall be determined by calculating as of December 31 of the prior year, the net present value (discounted at ten percent (10%)) of (i) the estimated future net revenues from proved reserves attributable to the Royalty Interests (calculated in accordance with criteria established for such calculations by the Commission except that it shall be based upon a constant delivered average price received for such prior year by the Company pursuant to the Gas Purchase Agreement and shall use the same methodology and assumptions used by Ryder Scott Company Petroleum Engineers in estimating the proved reserves attributable to the Company’s interest in the Underlying Properties in the Reserve Estimate (as defined in the Securities Act Registration Statement)), plus (ii) the amount of all remaining Section 29 tax credits attributable to the Royalty Interests.

9.03. Disposition and Distribution of Assets and Properties.

(a) Notwithstanding the termination of the Trust pursuant to Section 9.02 of this Agreement, the Delaware Trustee and the Trustee shall continue to act as the trustees of the Trust Estate and as such shall exercise the powers granted under this Agreement until their duties have been fully performed and the Trust Estate finally distributed so that the affairs of the Trust may be liquidated and wound up.

(b) Within five (5) Business Days following the Termination Date, the Trustee shall provide the Company, Dominion Resources and the Delaware Trustee with written notice of termination of the Trust and shall engage a nationally recognized investment banking firm (the “Advisor”), on behalf of the Trust, to assist the Trustee in selling the remaining Royalty Interests then owned by the Trust (the “Remaining Royalty Interests”), which assistance shall include, but not be limited to (i) valuing the Remaining Royalty Interests owned by the Trust, (ii) evaluating offers to purchase the Remaining Royalty Interests, (iii) seeking buyers for the Remaining Royalty Interests and (iv) rendering the fairness opinions required by this Section 9.03 and otherwise as may be requested by the Trustee.

(c) The Company shall have the right, but not the obligation, to make a cash offer to purchase all of the Remaining Royalty Interests in accordance with the provisions of this Section 9.03(c). Any such offer shall be made in writing and delivered to the Trustee prior to the sixtieth (60th) day following the Termination Date (the “Option Period Termination Date”). In the event such an offer is made by the Company, then by the later of (i) the Option Period Termination Date or (ii) the tenth (10th) Business Day following receipt by the Trustee of any such offer by the Company, the Trustee shall decide (which decision shall be based on the recommendation of the Advisor) and shall give written notice of such decision to the Company, either (x) to accept the offer which acceptance shall be conditioned upon receipt, prior to the closing of the sale, of an opinion of the Advisor, in form satisfactory to the Trustee, of the fairness of the offer to the Unitholders from a financial point of view or (y) to defer action on such offer.

(d) In the event the Trustee accepts any such offer prior to its having been withdrawn by the Company or having expired in accordance with its terms, the Trustee and the Company shall each use Best Efforts to close the purchase no later than the thirtieth (30th) day following receipt by the Company of the notice of acceptance of the offer.

(e) In the event that the Trustee defers action on an offer made by the Company, the offer shall be deemed to have been withdrawn and the Trustee shall use Best Efforts, with assistance of the Advisor, to obtain alternative offers for the Remaining Royalty Interests. In the event that an acceptable written offer (which must be an all cash offer) to purchase the Remaining Royalty Interests is made by a Person other than by the Company (the highest of such offers, net of any commissions or other fees payable by the Trust, is referred to in this Agreement as the “Highest Acceptable Offer”), the Trustee shall notify the Company of the Highest Acceptable Offer including, with such notice, a copy of such offer and the purchase price payable by the Company in order to purchase the Remaining Royalty Interests computed as set forth in the following sentence within one hundred twenty (120) days following the Termination Date. The Company shall have the exclusive right, but not the obligation (whether or not the Company made an initial offer), (i) if the Highest Acceptable Offer is more than one hundred five percent (105%) of the Company’s original offer (the “Company Offer”) (or if the Company did not make a prior offer) to purchase all of the Remaining Royalty Interests for a cash purchase price equal to one hundred five percent (105%) of the Highest Acceptable Offer or (ii) if the Highest Acceptable Offer is equal to or less than one hundred five percent (105%) of the Company Offer, to purchase all of the Remaining Royalty Interests for a cash purchase price equal to the Highest Acceptable Offer. The Trustee’s evaluation of each offer for the Remaining Royalty Interests shall be based on an evaluation of such offer by the Advisor. The Company shall provide written notice of any election to purchase the Remaining Royalty Interests pursuant to this Section 9.03(e) within five (5) Business Days of receipt by the Company of notification by the Trustee of the Highest Acceptable Offer and the Trustee and the Company shall each use Best Efforts to close the purchase within thirty (30) days of receipt by the Company of such notification. If no other acceptable all cash offers are received for the Remaining Royalty Interests, the Trustee may request the Company to submit another offer for consideration by the Trustee. If the

Company makes such an offer and the Trustee accepts it, such acceptance shall be conditional upon receipt, prior to the closing of the sale, of an opinion of the Advisor, in form satisfactory to the Trustee, of the fairness of the offer to the Unitholders from a financial point of view, and the Trustee and the Company shall each use Best Efforts to close the purchase within thirty (30) days of receipt by the Company of the notice of acceptance of such offer.

(f) Any Person purchasing the Remaining Royalty Interests pursuant to the procedures set forth in Section 9.03(c) through (e) of this Agreement, regardless of the date of closing of the purchase, shall be entitled to all proceeds from the sale of production attributable to the Remaining Royalty Interests after the Termination Date and neither the Trust nor the Unitholders shall be entitled to any such proceeds. The Company shall deposit all proceeds from the sale of production following the Termination Date payable to the Trust pursuant to the Conveyance into a non-interest-bearing account and, upon closing of the sale of the Remaining Royalty Interests, shall pay all deposited amounts to the buyer of the Remaining Royalty Interests.

(g) In the event that any Remaining Royalty Interests are not, for any reason, sold or a definitive agreement for sale thereof entered into prior to the one hundred fiftieth (150th) day following the Termination Date, the Company shall pay all amounts deposited in the account established pursuant to Section 9.03(f) of this Agreement to the Trust and all amounts thereafter payable to the Trust pursuant to the Conveyance shall be paid to the Trust in accordance with the provisions of the Conveyance and such amounts shall be distributed to Unitholders in accordance with the provisions of this Agreement. The Trustee may accept any offer (including offers, if any, made by the Company) for all or any part of the Remaining Royalty Interests as it deems to be in the best interests of the Unitholders and may continue for up to one calendar year after the Termination Date to seek a buyer or buyers of any remaining assets and properties, free and clear of any of the Company’s purchase rights, in an orderly fashion not involving a public auction. If any assets or property constituting the Trust Estate have not been sold, or a definitive agreement for sale thereof has not been entered into, by the end of one calendar year following the Termination Date, the Trustee shall cause such property to be sold at public auction to the highest cash bidder (which may be the Company or any of its Affiliates). Notice of any such sale by auction shall be mailed at least thirty (30) days prior to such sale to each Unitholder at its address as it appears on the ownership ledger of the Trust.

(h) The Trustee shall not be required to obtain approval of the Unitholders prior to selling any asset or property of the Trust Estate pursuant to this Section 9.03. Information provided to any prospective buyer of the Royalty Interests shall include the impact, if any, of capital expenditures on future amounts payable with respect to the Royalty Interests. Upon making final distribution to the Unitholders and cancellation of the Trust, neither the Trustee, the Delaware Trustee nor any Entity serving in such capacity shall be under further liability. The Company, for purposes of this Section 9.03, shall include all of the Company’s successors in interest and assigns and, upon written notice to the Trustee, the Company’s rights under this Section 9.03 shall be fully assignable by the Company to any Person.

(i) The Trustee shall convey to the Company (or its assigns) or any other Person purchasing the Royalty Interests any portion of the Royalty Interests purchased from the Trust pursuant to this Section 9.03. In the event that a portion of the Royalty Interests is to be conveyed to the Company (or its assigns) or any other Person purchasing the Royalty Interests pursuant to this Section 9.03, upon receipt of (A) funds equal to the required payment, (B) an accurate description of said portion of the Royalty Interests and (C) sufficient information to evidence that any conditions to purchase have been satisfied, then within a reasonable time thereafter, and upon advice of such experts as may be retained by the Trustee, the Trustee and the Delaware Trustee shall execute and deliver a Trustee Conveyance covering said Royalty Interests to the Company (or its assignee) or the Person purchasing the Royalty Interests.

9.04. Conditional Right of Repurchase.

(a) Notwithstanding any provision in this Agreement to the contrary, Dominion Resources is hereby granted the right to repurchase all (but not less than all) outstanding Units at any time at which fifteen percent (15%) or less of the outstanding Units are owned by Persons other than Dominion Resources and its Affiliates. Any such repurchase shall be at a price equal to the greater of (i) the highest price at which

Dominion Resources or any of its Affiliates acquired Units during the ninety (90) days immediately preceding the date (the “Determination Date”) which is three (3) NYSE trading days prior to the date on which notice of such exercise is delivered to the Unitholders and (ii) the average closing price of the Units on the NYSE, or if not so listed, on such other national securities exchange or NASDAQ-NMS, in any case for the thirty (30) trading days immediately preceding the Determination Date (the “Average Closing Price”). In the event that Dominion Resources or any of its Affiliates acquires Units from Persons other than Dominion Resources or its Affiliates during the period which is three (3) NYSE trading days following the Determination Date at a price per Unit greater than that at which Dominion Resources or any of its Affiliates acquired Units during the ninety (90) days immediately preceding the Determination Date, then for purposes of clause (i) of this Section 9.04(a) the highest price shall be such greater price.

(b) In the event that Dominion Resources elects to repurchase all Units pursuant to Section 9.04(a) of this Agreement, Dominion Resources and the Trustee shall, prior to the date fixed for repurchase, give all Unitholders of record not less than fifteen (15) days nor more than sixty (60) days written notice pursuant to Section 12.08 of this Agreement specifying the time and place of such repurchase, calling upon each such Unitholder to surrender to Dominion Resources on the repurchase date at the place designated in such notice its Certificate or Certificates representing the number of Units specified in such notice of repurchase. On or after the repurchase date, each holder of Units to be repurchased shall present and surrender its Certificates for such Units to Dominion Resources at the place designated in such notice and thereupon the purchase price of such Units shall be paid to or on the order of the Person whose name appears on such Certificate or Certificates as the owner thereof. In no event may fewer than all of the outstanding Units represented by the Certificates be repurchased (except with respect to any such Units held by Dominion Resources or any of its Affiliates).

(c) If a notice of repurchase has been given by Dominion Resources and the Trustee pursuant to Section 9.04(b) of this Agreement and if, on or before the date fixed for repurchase, the funds necessary for such repurchase shall have been set aside by Dominion Resources, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Units so noticed for repurchase then, notwithstanding that any Certificate or Certificates for such Units have not been surrendered, at the close of business on the repurchase date the holders of such Units shall cease to be Unitholders and shall have no interest in or claims against Dominion Resources, the Company, the Trust, the Delaware Trustee or the Trustee by virtue thereof and shall have no voting or other rights with respect to such Units, except the right to receive the purchase price payable upon such repurchase (which purchase price shall not include any sums for Quarterly Distribution Amounts and/or Special Distribution Amounts made or to be made to Unitholders on Quarterly Record Dates or Special Distribution Record Dates occurring after the date of written notice of such repurchase), without interest thereon, upon surrender (and endorsement, if required by Dominion Resources) of their Certificates, and the Units evidenced thereby shall no longer be held of record in the names of such Unitholders. Subject to applicable escheat laws, any monies so set aside by Dominion Resources and unclaimed at the end of two (2) years from the repurchase date shall revert to the general funds of Dominion Resources, after which reversion the holders of such Units so noticed for repurchase shall look only to the general funds of Dominion Resources for the payment of the purchase price. Any interest accrued on funds so deposited shall be paid to Dominion Resources from time to time as requested by Dominion Resources.

(d) In the event that Dominion Resources exercises and consummates its right of repurchase granted pursuant to this Section 9.04, then at the option of Dominion Resources it may cause the Trust to be terminated by providing written notice thereof to the Trustee and the Delaware Trustee. Subject to the rights of the Unitholders with respect to distributions, within thirty (30) days following written notice of Dominion Resources’ election to terminate the Trust pursuant to this Section 9.04(d), the Trustee shall, subject to a reasonable reserve determined by the Trustee to be necessary in connection with the winding up of the Trust, cause any Remaining Royalty Interests (and all proceeds from the sale of production attributable to the Remaining Royalty Interests) and any other assets of the Trust to be conveyed to Dominion Resources or its assignee.

(e) Dominion Resources, for purposes of this Section 9.04, shall include all of Dominion Resources’ successors in interest and Affiliates and, upon written notice to the Trustee, Dominion Resources’ rights under this Section 9.04 shall be fully assignable by Dominion Resources to any of its Affiliates.

9.05. Reorganization or Business Combination.

(a) The Trust may merge or consolidate with or into one or more limited partnerships, general partnerships, corporations, business trusts, limited liability companies, associations or unincorporated businesses in accordance with Section 3815 of the Business Act if such transaction (i) is agreed to by the Trustee and by the affirmative vote of Unitholders owning more than fifty percent (50%) of the then outstanding Units at a meeting duly called and held in accordance with Article VIII of this Agreement and (ii) is permitted under the Business Act and any other applicable law. The Trustee shall give prompt notice of such reorganization or business combination to the Delaware Trustee.

(b) Upon the effective date of a certificate of merger duly filed in accordance with the Business Act, the following shall be deemed to occur, in addition to such effects as may be specified under the Business Act as then in effect:

(i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the surviving business entity and, after the merger or consolidation, shall be the property of the surviving business entity to the extent they were part of each constituent business entity;

(ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and shall not be in any way impaired because of the merger or consolidation;

(iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv) all debts, liabilities and duties of those constituent business entities shall attach to the surviving business entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted for by it.

(c) A merger or consolidation effected pursuant to this Section 9.05 shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another having occurred.

ARTICLE X

Dominion Resources’ Assurances

10.01. Obligations.  Dominion Resources will cause each of the following obligations to be paid in full when due: (a) all liabilities and operating and capital expenses that any Company Interests Owner becomes obligated to pay as a result of such Company Interests Owner’s obligations under the Conveyance and (b) the obligations of the Company to indemnify the Trust, the Trustee and the Delaware Trustee for certain environmental liabilities as provided in Section 6.02(c) of this Agreement (collectively, the “Payment Obligations”).

10.02. Notice of Unpaid Obligations.  In the event that a Payment Obligation has not been paid when due, the Trustee shall make demand of Dominion Resources for payment stating the amount due. Dominion Resources shall cure any failure to pay the obligation within ten (10) days following receipt of the foregoing demand. After written request of the Unitholders owning of record not less than twenty-five percent (25%) of the Units then outstanding (treated as a single class) served upon the Trustee, and absent action by the Trustee within ten (10) days following receipt by the Trustee of such written request to enforce obligations under this Section 10.02 for the benefit of the Trust, such Unitholders may, acting as a single class and on behalf of the Trust, seek to enforce Dominion Resources’ obligations under this Section 10.02.

10.03. Termination of Assurances.  All of Dominion Resources’ obligations under this Article X will terminate upon: (a) termination and cancellation of the Trust, (b) the sale or other transfer by the Company of all or substantially all of the Company’s interest in the Underlying Properties (subject to the terms of this Agreement) and (c) the sale or other transfer of a majority of Dominion Resources’ direct or indirect ownership interests in the Company; provided that, with respect to the terminations referred to in clauses (b) and (c) of this Section 10.03, Dominion Resources’ obligations under this Article X will terminate only if: (i) the transferee has, at the time of the assignment or transfer, unsecured long-term debt rated by Moody’s Investors Service of at least Baa3 or rated by Standard & Poor’s Ratings Group of at least BBB- (or an equivalent rating from at least one nationally recognized statistical rating organization); (ii) the transferee (and such of its Affiliates which (1) constitute an “affiliated group” for federal income tax purposes and (2) have executed guarantees of such transferee’s assurance obligations) does not have a rating assigned to its unsecured long-term debt from a nationally recognized statistical rating organization and at the time of transfer has a consolidated net worth (determined in accordance with generally accepted accounting principles) of not less than $200 million provided that such net worth requirement shall be reduced by $10 million on January 1 of each year commencing January 1, 1995 (provided, however, that if such transferee is an Affiliate of Dominion Resources, then Dominion Resources’ obligations shall not terminate until the later of (x) December 31, 1995 and (y) the date such transferee meets the requirements set forth in clause (i) above); or (iii) the transferee is approved by holders of a majority of the outstanding Units; and provided further, that in the case of clauses (b) or (c) above the transferee also unconditionally agrees in writing, in form and substance reasonably satisfactory to the Trustee, to assume Dominion Resources’ remaining obligations under the Administrative Services Agreement and under this Article X with respect to the assets transferred.

ARTICLE XI

Amendments

11.01. Prohibited.  After the Closing, no amendment may be made to any provision of this Agreement that would:

(a) increase the power of the Delaware Trustee or the Trustee to engage in business or investment activities; or

(b) alter the rights of the Unitholders vis-à-vis each other.

11.02. Permitted.  Prior to the Closing, amendments to the provisions of this Agreement may be made by the Company, Dominion Resources, the Delaware Trustee and the Trustee, jointly, and no party shall have any liability to any Unitholder for any amendment, including any amendment that increases or decreases any right, benefit or liability of any present or future Unitholder. After the Closing, the Delaware Trustee, the Trustee, Dominion Resources and the Company may, jointly, from time to time supplement or amend this Agreement without the approval of Unitholders in order to cure any ambiguity, to correct or supplement any provision contained in this Agreement that may be defective or inconsistent with any other provision in this Agreement, or to change the name of the Trust; provided that such supplement or amendment does not adversely affect the interests of the Unitholders; and provided further, that any amendment to this Agreement made to change the name of the Trust in accordance with Section 12.04 of this Agreement or otherwise shall be conclusively deemed not to affect adversely the interests of the Unitholders. Subject to Section 3.15 of this Agreement, all other permitted amendments to the provisions of this Agreement may be made only by a vote of the Unitholders of record at a meeting held in accordance with the requirements of Article VIII of this Agreement. No amendment that increases the obligations, duties or liabilities or affects the rights of the Delaware Trustee, the Trustee or any Entity serving in any such capacity shall be effective without the express written approval of such trustee or Entity. Prior to the execution of any amendment to this Agreement, the Trustee and the Delaware Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized and permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

11.03. Amendments to Conveyance.  After the Closing, no amendment or waiver may be made to any provision of the Conveyance that would or might have a material adverse effect on the revenues of the Trust or the economic rights of the Unitholders unless approved by Unitholders in accordance with Section 8.03 of this Agreement. Dominion Resources agrees that prior to permitting the Company to make any amendment of or waiver to any provision of the Conveyance, it will, as a condition precedent to such amendment or waiver, provide the Company with a certificate reflecting that all conditions in this Agreement precedent to the execution and delivery of such amendment or waiver have been satisfied.

ARTICLE XII

Miscellaneous

12.01. Inspection of Books.  Each Unitholder and its duly authorized agents and attorneys shall have the right, at its own expense and during reasonable business hours upon reasonable prior notice, to examine and inspect the records (including, without limitation, the ownership ledger) of the Trust, the Trustee and the Delaware Trustee in reference thereto.

12.02. Disability of a Unitholder.  Any payment or distribution to a Unitholder may be made by check of the Trustee drawn to the order of the Unitholder, regardless of whether or not the Unitholder is a minor or under other legal disability, without the Trustee having further responsibility with respect to such payment or distribution. This Section 12.02 shall not be deemed to prevent the Trustee from making any payment or distribution by any other method that is appropriate under law.

12.03. Merger or Consolidation of the Delaware Trustee or the Trustee.  Neither a change of name of either the Delaware Trustee or the Trustee nor any merger or consolidation of its corporate powers with another bank or with a trust company nor the sale or transfer of all or substantially all of its trust operations to a separate corporation shall affect its right or capacity to act hereunder; provided, however, that the Delaware Trustee or any successor thereto shall maintain its principal place of business in the State of Delaware; and provided further, that any successor Trustee or Delaware Trustee shall continue to meet the requirements of Section 6.05 of this Agreement.

12.04. Change in the Trust Name.  Upon the request by Dominion Resources submitted to the Trustee and the Delaware Trustee, the Trustee shall, without the vote or consent of any Unitholders, take all action necessary to change the name of the Trust to a name mutually agreeable to the Trustee and Dominion Resources and, upon effecting such name change, the Delaware Trustee shall promptly amend the Certificate of Trust on file in the office of the Secretary of State of Delaware to reflect such name change.

12.05. Filing of this Agreement.  There is no obligation on the part of the Trustee that this Agreement or any executed copy hereof be filed in any county in which any of the Trust Estate is located, but the same may be filed for record in any county by the Trustee. In order to avoid the necessity of filing this Agreement for record, each of the Delaware Trustee and the Trustee agrees that for the purpose of vesting the record title to the Trust Estate in any successor trustee, the succeeded trustee shall, upon appointment of any successor trustee, execute and deliver to such successor trustee appropriate assignments or conveyances.

12.06. Choice of Law.  This Agreement and the Trust shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the conflict of laws principles thereof) in effect at any applicable time in all matters, including the validity, construction and administration of this Agreement and the Trust, the enforceability of the provisions of this Agreement, all rights and remedies under this Agreement, and the services of the Delaware Trustee and the Trustee under this Agreement. Furthermore, except as otherwise provided in this Agreement, the rights, powers, duties and liabilities of the Delaware Trustee, the Trustee and the Unitholders shall be as provided under the Business Act and other applicable laws of the State of Delaware and the United States of America in effect at any applicable time; provided, however, that there shall not be applicable to the Trustee, the Delaware Trustee, the Unitholders, the Trust or this Agreement (i) the provisions of Section 3540 of Title 12 of the Delaware Code or (ii) any provisions of the laws (statutory or common) of the State of Delaware (other than the Business Act) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustee, the Delaware Trustee or the Unitholders set forth or referenced in this Agreement.

12.07. Separability.  If any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be illegal, invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those as to which it is held illegal, invalid or unenforceable shall not be affected thereby, and every remaining provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

12.08. Notices.  Any and all notices or demands permitted or required to be given under this Agreement shall be in writing and shall be validly given or made if (a) personally delivered, (b) delivered and confirmed by telecopier or like instantaneous transmission service, or by Federal Express or other reliable overnight courier delivery service, which shall be effective as of confirmation of receipt by the courier at the address for notice hereinafter stated, (c) solely in the case of notice to any Unitholder, by press release in a nationally recognized and distributed media, or (d) deposited in the United States mail, first class, postage prepaid, certified or registered, return receipt requested, addressed as follows:

If to the Trustee, to:

NationsBank of Texas, N.A.
901 Main Street, 12th Floor
P.O. Box 830308
Dallas, Texas 75283-0308
Attention:  Dominion Resources
          Black Warrior Trust,
          Trust Administrator
Telecopier No. (214) 508-2484

If to the Delaware Trustee, to:

Mellon Bank (DE) National Association
10th and Market Streets
Wilmington, Delaware 19801
Attention:  Trust Department
Telecopier No. (302) 421-2323

If to Dominion Resources, to:

Dominion Resources, Inc.
P.O. Box 26532
901 East Byrd Street
Richmond, Virginia 23261-6532
Attention:  Linwood R. Robertson
Telecopier No.: (804) 775-5819

If to the Company, to:

Dominion Black Warrior Basin, Inc.
c/o Dominion Energy, Inc.
901 East Byrd Street
Richmond, Virginia 23219
Attention:  Thomas N. Chewning
Telecopier No.: (804) 775-5720

If to a Unitholder, to:

the Unitholder
at its last address as shown on the
ownership records maintained by the
Trustee.

Notice which is mailed in the manner specified shall be conclusively deemed given five (5) days after the date postmarked or upon receipt, whichever is sooner. Any party to this Agreement may change its address for the purpose of receiving notices or demands by notice given as provided in this Section 12.08.

12.09. Additional Disposition by the Company.  In addition to the transfers permitted by paragraph (b) of Section 3.02, the Company or any of its Affiliates may, without the consent of the Unitholders, at any time or from time to time, sell a divided or undivided portion of its interest in the Underlying Properties; provided that such sale is subject to and burdened by the Royalty Interests that burden such portion of the Company’s interest; and provided further, that the terms of the Gas Purchase Agreement shall continue to provide to the Trust and the Unitholders the benefits provided under this Agreement, with the exception that such contract may be altered, amended or modified to enable the Company to separate its retained interest therefrom. Promptly after completion of any such sale, the Company shall so notify the Trustee in writing. Any purchaser of such Underlying Properties shall be the assignee of the Company to the extent of the interest sold and shall execute and deliver a written acknowledgement satisfactory to Dominion Resources, the Company and the Trustee evidencing its agreement to assume and be bound by the obligations of the Company under this Agreement, the Gas Purchase Agreement and the Conveyance to the extent of the interest so acquired.

12.10. Counterparts.  This Agreement may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

12.11. Headings.  The table of contents and headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

12.12. Independent Conduct.  Each of the Bank and Mellon Bank hereby reserves and retains the right to engage in all businesses and activities of any kind whatsoever (irrespective of whether the same may be in competition with the Trust) in which it may lawfully engage.

ARTICLE XIII

Arbitration

THE PARTIES TO THIS AGREEMENT AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM THAT MAY ARISE BETWEEN OR AMONG DOMINION RESOURCES AND/OR THE COMPANY (ON THE ONE HAND) AND THE TRUST, THE TRUSTEE AND/OR THE DELAWARE TRUSTEE (ON THE OTHER HAND) IN CONNECTION WITH OR OTHERWISE RELATING TO THIS AGREEMENT OR THE CONVEYANCE OR THE APPLICATION, IMPLEMENTATION, VALIDITY OR BREACH OF THIS AGREEMENT OR THE CONVEYANCE OR ANY PROVISION OF THIS AGREEMENT OR THE CONVEYANCE (INCLUDING, WITHOUT LIMITATION, CLAIMS BASED ON CONTRACT, TORT OR STATUTE), SHALL BE FINALLY, CONCLUSIVELY AND EXCLUSIVELY SETTLED BY BINDING ARBITRATION IN DALLAS, TEXAS IN ACCORDANCE WITH THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES (THE “RULES”) OF JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. OR ANY SUCCESSOR THERETO (“JAMS”) THEN IN EFFECT. THE PARTIES TO THIS AGREEMENT (AND ON BEHALF OF THE TRUST) HEREBY EXPRESSLY WAIVE THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING WITHOUT LIMITATION, THE RIGHT TO TRIAL BY JURY, WITH RESPECT TO ANY MATTER SUBJECT TO ARBITRATION PURSUANT TO THIS ARTICLE XIII. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING, WITHOUT LIMITATION, A SUMMARY OR EXPEDITED PROCEEDING IN ANY COURT HAVING JURISDICTION, TO COMPEL ARBITRATION OF ANY DISPUTE, CONTROVERSY OR CLAIM TO WHICH THIS ARTICLE XIII APPLIES. EXCEPT WITH RESPECT TO THE FOLLOWING PROVISIONS (THE “SPECIAL PROVISIONS”) WHICH SHALL APPLY WITH RESPECT TO ANY ARBITRATION PURSUANT TO THIS ARTICLE XIII, THE INITIATION AND CONDUCT OF ARBITRATION SHALL BE AS SET FORTH IN THE RULES, WHICH RULES ARE INCORPORATED IN THIS AGREEMENT BY REFERENCE WITH THE SAME EFFECT AS IF THEY WERE SET FORTH IN THIS AGREEMENT:

(a) In the event of any inconsistency between the Rules and the Special Provisions, the Special Provisions shall control. References in the Rules to a sole arbitrator shall be deemed to refer to the tribunal of arbitrators provided for under subparagraph (c) below in this Article XIII.

(b) The arbitration shall be administered by JAMS. If JAMS is unable or legally precluded from administering the arbitration, then the American Arbitration Association or any successor thereto shall serve and the Rules shall be deemed to be the Commercial Arbitration Rules of the American Arbitration Association then in effect, but giving effect to the Special Provisions set forth in this Article XIII.

(c) The arbitration shall be conducted by a tribunal of three (3) arbitrators. Within ten (10) days after arbitration is initiated pursuant to the Rules, the initiating party or parties (the “Claimant”) shall send written notice to the other party or parties (the “Respondent”), with a copy to the Dallas, Texas office of JAMS, designating the first arbitrator (who shall not be a representative or Agent of any party but may or may not be a JAMS panel member and, in any case, shall be reasonably believed by the Claimant to possess the requisite experience, education and expertise in respect of the matters to which the claim relates to enable such Person to competently perform arbitral duties). Within ten (10) days after receipt of such notice, the Respondent shall send written notice to the Claimant, with a copy to the Dallas, Texas office of JAMS and to the first arbitrator, designating the second arbitrator (who shall not be a representative or Agent of any party but may or may not be a JAMS panel member and, in any case, shall be reasonably believed by the Respondent to possess the requisite experience, education and expertise in respect of the matters to which the claim relates to enable such Person to competently perform arbitral duties). Within ten (10) days after such notice from the Respondent is received by the Claimant, the Respondent and the Claimant shall cause their respective designated arbitrators to select any mutually agreeable JAMS panel member as the third arbitrator. If the respective designated arbitrators of the Respondent and the Claimant cannot so agree within said ten (10) day period, then the third arbitrator will be determined pursuant to the Rules. For purposes of this Article XIII, Dominion Resources and the Company (on the one hand) and the Trust, the Trustee and the Delaware Trustee and the Trustee (on the other hand) shall each be entitled to the selection of one (1) arbitrator. Prior to commencement of the arbitration proceeding, each arbitrator shall have provided the parties with a resumé outlining such arbitrator’s background and qualifications and shall certify that such arbitrator is not a representative or Agent of any of the parties. If any arbitrator shall die, fail to act, resign, become disqualified or otherwise cease to act, then the arbitration proceeding shall be delayed for fifteen (15) days and the party by or on behalf of whom such arbitrator was appointed shall be entitled to appoint a substitute arbitrator (meeting the qualifications set forth in this Article XIII) within such fifteen (15) day period; provided, however, that if the party by or on behalf of whom such arbitrator was appointed shall fail to appoint a substitute arbitrator within such fifteen (15) day period, the substitute arbitrator shall be a neutral arbitrator appointed by the JAMS arbitrator within fifteen (15) days thereafter.

(d) All arbitration hearings shall be commenced within ninety (90) days after arbitration is initiated pursuant to the Rules, unless, upon a showing of good cause by a party to the arbitration, the tribunal or arbitrators permits the extension of the commencement of such hearing; provided, however, that any such extension shall not be longer than sixty (60) days.

(e) All claims presented for arbitration shall be particularly identified and the parties to the arbitration shall each prepare a statement of their position with recommended courses of action. These statements of position and recommended courses of action shall be submitted to the tribunal of arbitrators chosen as provided hereinabove for binding decision. The tribunal of arbitrators shall not be empowered to make decisions beyond the scope of the position papers.

(f) The arbitration proceeding will be governed by the substantive laws of the State of Delaware and will be conducted in accordance with such procedures as shall be fixed for such purpose by the tribunal of arbitrators, except that (i) discovery in connection with any arbitration proceeding shall be conducted in accordance with the federal Rules of Civil Procedure and applicable case law, (ii) the tribunal of arbitrators shall have the power to compel discovery and (iii) unless the parties otherwise agree and except as may be provided in this Article XIII, the arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1 – 16, to the exclusion of any provision of state law or other applicable law or procedure inconsistent therewith or which would produce a different result. The parties shall preserve their right to assert and to avail themselves of the attorney-client and attorney-work product privileges, and any other privileges to which they may be entitled pursuant to applicable law. No party to the arbitration or any arbitrator may compel or require mediation and/or settlement conferences without the prior written consent of all such parties and the tribunal of arbitrators.

(g) The tribunal of arbitrators shall make an arbitration award as soon as possible after the later of the close of evidence or the submission of final briefs, and in all cases the award shall be made not later than thirty (30) days following submission of the matter. The finding and decision of a majority of the arbitrators shall be final and shall be binding upon the parties. Judgment upon the arbitration award or decision may be entered in any court having jurisdiction thereof or application may be made to any such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The tribunal or arbitrators shall have the authority to assess liability for pre-award and post-award interest on the claims, attorneys’ fees, expert witness fees and all other expenses of arbitration as such arbitrators shall deem appropriate based on the outcome of the claims arbitrated. Unless otherwise agreed by the parties to the arbitration in writing, the arbitration award shall include findings of fact and conclusions of law.

(h) Nothing in this Article XIII shall be deemed to (i) limit the applicability of any otherwise applicable statute of limitations or repose or any waivers contained in this Agreement or (ii) constitute a waiver by any party hereto of the protections afforded by 12 U.S.C. §91 or any successor statute thereto or any substantially equivalent state law.

(i) Notwithstanding any provision in this Article XIII to the contrary, this Article XIII shall not be construed to require arbitration of a claim or dispute solely between the Trustee and the Delaware Trustee or of any claim or dispute brought by any Person including, without limitation, any Unitholder (whether in its own right or through a derivative action in the right of the Trust), who is not a party to this Agreement.

SCHEDULE 1

COMPENSATION OF THE TRUSTEE

ACCEPTANCE:

$15,000

ADMINISTRATIVE:

$35,000 per year, payable quarterly, for all trustee administrative services, preparation of quarterly and annual statements with attention to tax and legal matters plus an hourly charge at the Trustee’s then standard rate (currently $120 per hour) for officer time in excess of 350 hours annually. This Base Fee escalates at 3% per year beginning January 1, 1995.

TERMINATION FEE:

$10,000 plus out-of-pocket expenses, for disposition of remaining trust assets and final distribution to Unitholders.

SCHEDULE 2

ADMINISTRATIVE SERVICES AGREEMENT

This Agreement is entered into effective as of May 31, 1994, by and between DOMINION RESOURCES, INC., a Virginia corporation (“Dominion Resources”), with its principal office in Richmond, Virginia and DOMINION RESOURCES BLACK WARRIOR TRUST, a fixed investment trust organized under the laws of the State of Delaware (the “Trust”).

WITNESSETH

WHEREAS, effective as of May 31, 1994, Mellon Bank (DE) National Association (the “Delaware Trustee”), NationsBank of Texas, N.A. (the “Trustee”), Dominion Resources, and Dominion Black Warrior Basin, Inc., an Alabama corporation (“the Company”), as trustor of the Trust, entered into the Trust Agreement of Dominion Resources Black Warrior Trust (the “Trust Agreement”) forming the Trust for the purpose of receiving and holding certain Royalty Interests to be conveyed by the Company thereto and for such other purposes as are described in the Trust Agreement; and

WHEREAS, at the Closing, the Trust and the Company entered into the Conveyance effective as of May 31, 1994 providing for the assignment of the Royalty Interests to the Trust, the computation and payment to the Trust of distributions on the Royalty Interests and certain other matters; and

WHEREAS, in consideration for the conveyance of the Royalty Interests, the Trust issued 7,850,000 Units therein to the Company, which Units have been transferred to Dominion Resources, and Dominion Resources intends to sell up to all such Units pursuant to a public offering; and

WHEREAS, the Trust desires to obtain from Dominion Resources and Dominion Resources desires to provide to the Trust, until such time as the Trust terminates, certain administrative support services as set forth herein;

NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, the parties hereto, subject to the terms and conditions hereinafter set forth, hereby agree as follows:

1. Defined Terms.  Defined terms used herein but not defined shall have the meaning defined in the Trust Agreement.

2. Performance of Services.  Dominion Resources shall provide the Services, as defined in paragraph 3 hereof, to and for the Trust. Dominion Resources shall provide the Services in a timely manner and in a quality fashion.

3. Services.  The term “Services” as used herein shall mean all accounting, bookkeeping and other administrative services and reports necessary (a) to determine the Gross Proceeds and any other amounts payable to the Trust pursuant to the Conveyance and (b) to provide all information relating to the Royalty Interests and Underlying Properties as shall be necessary (i) to permit the Trustee to comply, with respect to the Trust, with the reporting obligations of the Trust pursuant to the Exchange Act (including, without limitation, such reporting obligations with respect to required financial statements and supplementary financial information), the requirements of any securities exchange or quotation system on which the Units are listed or admitted for trading and the Trust Agreement, (ii) to sell the Royalty Interests in accordance with the Trust Agreement and (iii) for any other reasonable purpose of the Trust. “Services” hereunder shall not include (A) the furnishing of information other than with respect to the Royalty Interests or the Underlying Properties, (B) the preparation of any filings on behalf of the Trust, (C) any services to be performed by or at the direction of the trustees on behalf of the Trust pursuant to the Trust Agreement other than as contemplated herein or (D) the furnishing of any information, data, documents or materials precluded by Section 3.14 and the penultimate sentence of Section 5.05 of the Trust Agreement.

4. Administrative Service Fees.  In consideration of the satisfactory performance of the Services on the part of Dominion Resources, the Trust shall pay Dominion Resources beginning for the period beginning June 1, 1994 and ending June 30, 1994 and for each Quarterly Period thereafter, throughout the term of the Trust, the Administrative Services Fee. The Administrative Services Fee shall be $75,000 per Quarterly Period commencing June 1, 1994, and shall be increased annually by three percent beginning January 1, 1995. The Administrative Services Fee shall be paid no later than the seventieth (70th) day following the end of each Quarterly Period for the Services performed during such Quarterly Period. Payment shall be made by check payable to Dominion Resources. The Administrative Services Fee is payable only out of the assets of the Trust and neither the Trustee, the Delaware Trustee, any Entity serving in any such capacity, nor any Unitholder shall be liable therefor. Dominion Resources shall not be required to submit any invoices to receive payment of the Administrative Services Fee.

5. Term of Agreement; Binding Effect; Proration of Fee.  This Agreement shall continue in force for the term of the Trust. This Agreement shall be binding on the Trust, its successors and assigns. The Administrative Services Fee shall be prorated for the period beginning June 1, 1994 and ending June 30, 1994. In the event the Trust terminates prior to the end of a Quarterly Period, a portion of the Administrative Services Fee shall be paid for such Quarterly Period based on the number of days in such Quarterly Period that the Trust was in existence.

6. Assignment.  Dominion Resources may assign to any of its Affiliates, in whole or in part, any of the rights, obligations or benefits of this Agreement without the prior written consent of the Trustee. The Trust may assign this Agreement to any successor in interest of the Trust without the prior written consent of Dominion Resources. Otherwise neither party shall assign, in whole or in part, any of the rights, obligations or benefits of this Agreement without the prior written consent of the other party.

7. Indemnification.  Dominion Resources, its officers, directors, agents, employees and Affiliates shall not be liable to the Trust, the Trustee or Unitholders for claims, demands, damages, losses, liabilities, costs or expenses (including, without limitation, reasonable attorneys’ fees and other costs and expenses incident to any suit, proceeding or investigation of any claim) arising out of the rendering of the Services by Dominion Resources hereunder except that Dominion Resources shall be liable for gross negligence or willful misconduct in the rendering of the Services. Dominion Resources shall be indemnified by and reimbursed by the Trust to the same extent that an Indemnified Party is indemnified as set forth in Section 6.02 of the Trust Agreement.

8. Governing Law.  This Agreement shall be construed in accordance with, and all disputes hereunder shall be governed by, the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

9. Notices.  Any and all notices or demands permitted or required to be given under this Agreement shall be in writing and shall be validly given or made if (a) personally delivered, (b) delivered and confirmed by telecopier or like instantaneous transmission service, or by federal Express or other reliable overnight courier delivery service, which shall be effective as of confirmation of receipt by the courier at the address for notice hereinafter stated or (c) deposited in the United States mail, first class, postage prepaid, certified or registered, return receipt requested, addressed as follows:

Dominion Resources:

Dominion Resources, Inc.
P.O. Box 26532
901 Fast Byrd St.
Richmond, Virginia 23261-6532
Attention: Linwood R. Robertson
Telecopier No.: (804) 775-5819

Trust:

NationsBank of Texas, N.A., Trustee
901 Main Street, 12th Floor
P.O. Box 830308
Dallas, Texas, 75283-0308
Attention:  Dominion Resources Black Warrior Trust,
          Trust Administrator
Telecopier No.: (214) 508-2484

Notice which is mailed in the manner specified shall be conclusively deemed given five (5) days after the date postmarked or upon receipt, whichever is sooner. Any party may change its address for purposes of this paragraph by giving the other party hereto written notice of the new address in the manner set forth above.

10. Amendment.  No modification or amendment of this Agreement shall be binding upon any party unless in writing and signed by the party against which the modification or amendment is asserted.

11. Entire Agreement.  This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements, if any.

12. Arbitration.  THE PARTIES TO THIS AGREEMENT AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM THAT MAY ARISE BETWEEN OR AMONG DOMINION RESOURCES (ON THE ONE HAND) AND THE TRUST AND/OR THE TRUSTEE AND/OR THE DELAWARE TRUSTEE (ON THE OTHER HAND) IN CONNECTION WITH OR OTHERWISE RELATING TO THIS AGREEMENT OR THE APPLICATION, IMPLEMENTATION, VALIDITY OR BREACH OF THIS AGREEMENT OR ANY PROVISION OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, CLAIMS BASED ON CONTRACT, TORT OR STATUTE), SHALL BE FINALLY, CONCLUSIVELY AND EXCLUSIVELY SETTLED BY BINDING ARBITRATION IN DALLAS, TEXAS IN ACCORDANCE WITH THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES (THE “RULES”) OF JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. OR ANY SUCCESSOR THERETO (“JAMS”) THEN IN EFFECT. THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVE THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING WITHOUT LIMITATION, THE RIGHT TO TRIAL BY JURY, WITH RESPECT TO ANY MATTER SUBJECT TO ARBITRATION PURSUANT TO THIS PARAGRAPH 12. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING, WITHOUT LIMITATION, A SUMMARY OR EXPEDITED PROCEEDING IN ANY COURT HAVING JURISDICTION, TO COMPEL ARBITRATION OF ANY DISPUTE, CONTROVERSY OR CLAIM TO WHICH THIS PARAGRAPH 12 APPLIES. EXCEPT WITH RESPECT TO THE FOLLOWING PROVISIONS (THE “SPECIAL PROVISIONS”) WHICH SHALL APPLY WITH RESPECT TO ANY ARBITRATION PURSUANT TO THIS PARAGRAPH 12, THE INITIATION AND CONDUCT OF ARBITRATION SHALL BE AS SET FORTH IN THE RULES, WHICH RULES ARE INCORPORATED IN THIS AGREEMENT BY REFERENCE WITH THE SAME EFFECT AS IF THEY WERE SET FORTH IN THIS AGREEMENT:

(a) In the event of any inconsistency between the Rules and the Special Provisions, the Special Provisions shall control. References in the Rules to a sole arbitrator shall be deemed to refer to the tribunal or arbitrators provided for under subparagraph (c) below in this paragraph 12.

(b) The arbitration shall be administered by JAMS. If JAMS is unable or legally precluded from administering the arbitration, then the American Arbitration Association or any successor thereto shall serve and the Rules shall be deemed to be the Commercial Arbitration Rules of the American Arbitration Association then in effect, but giving effect to the Special Provisions set forth in this paragraph 12.

(c) The arbitration shall be conducted by a tribunal of three (3) arbitrators. Within ten (10) days after arbitration is initiated pursuant to the Rules, the initiating party or parties (the “Claimant”) shall send written notice to the other party or parties (the “Respondent”), with a copy to the Dallas, Texas office of JAMS, designating the first arbitrator (who shall not be a representative or Agent of any party but may or may not be a JAMS panel member and, in any case, shall be reasonably believed by the Claimant to possess the requisite experience, education and expertise in respect of the matters to which the claim relates to enable such Person to competently perform arbitral duties). Within ten (10) days after receipt of such notice, the Respondent shall send written notice to the Claimant, with a copy to the Dallas, Texas office of JAMS and to the first arbitrator, designating the second arbitrator (who shall not be a representative or Agent of any party but may or may not be a JAMS panel member and, in any case, shall be reasonably believed by the Respondent to possess the requisite experience, education and expertise in respect of the matters to which the claim relates to enable such Person to competently perform arbitral duties). Within ten (10) days after such notice from the Respondent is received by the Claimant, the Respondent and the Claimant shall cause their respective designated arbitrators to select any mutually agreeable JAMS panel member as the third arbitrator. If the respective designated arbitrators of the Respondent and the Claimant cannot so agree within said ten (10) day period, then the third arbitrator will be determined pursuant to the Rules. For purposes of this paragraph 12, Dominion Resources (on the one hand) and the Trust, the Trustee and the Delaware Trustee (on the other hand) shall each be entitled to the selection of one (1) arbitrator. Prior to commencement of the arbitration proceeding, each arbitrator shall have provided the parties with a resumé outlining such arbitrator’s background and qualifications and shall certify that such arbitrator is not a representative or Agent of any of the parties. If any arbitrator shall die, fail to act, resign, become disqualified or otherwise cease to act, then the arbitration proceeding shall be delayed for fifteen (15) days and the party by or on behalf of whom such arbitrator was appointed shall be entitled to appoint a substitute arbitrator (meeting the qualifications set forth in this paragraph 12) within such fifteen (15) day period; provided, however, that if the party by or on behalf of whom such arbitrator was appointed shall fail to appoint a substitute arbitrator within such fifteen (15) day period, the substitute arbitrator shall be a neutral arbitrator appointed by the JAMS arbitrator within fifteen (15) days thereafter.

(d) All arbitration hearings shall be commenced within ninety (90) days after arbitration is initiated pursuant to the Rules, unless, upon a showing of good cause by a party to the arbitration, the tribunal of arbitrators permits the extension of the commencement of such hearing; provided, however, that any such extension shall not be longer than sixty (60) days.

(e) All claims presented for arbitration shall be particularly identified and the parties to the arbitration shall each prepare a statement of their position with recommended courses of action. These statements of position and recommended courses of action shall be submitted to the tribunal of arbitrators chosen as provided hereinabove for binding decision. The tribunal of arbitrators shall not be empowered to make decisions beyond the scope of the position papers.

(f) The arbitration proceeding will be governed by the substantive laws of the State of Delaware and will be conducted in accordance with such procedures as shall be fixed for such purpose by the tribunal of arbitrators, except that (i) discovery in connection with any arbitration proceeding shall be conducted in accordance with the Federal Rules of Civil Procedure and applicable case law, (ii) the tribunal of arbitrators shall have the power to compel discovery and (iii) unless the parties otherwise agree and except as may be provided in this Paragraph 12, the arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1 – 16, to the exclusion of any provisions of state law or other applicable law or procedure inconsistent therewith or which would produce different results. The parties shall preserve their right to assert and to avail themselves of the attorney-client and attorney-work product privileges, and any other privileges to which they may be entitled pursuant to applicable law. No party to the arbitration or any arbitrator may compel or require mediation and/or settlement conferences without the prior written consent of all such parties and the tribunal of arbitrators.

(g) The tribunal of arbitrators shall make an arbitration award as soon as possible after the later of the close of evidence or the submission of final briefs, and in all cases the award shall be made not later than thirty (30) days following submission of the matter. The finding and decision of a majority of the arbitrators shall be final and shall be binding upon the parties. Judgment upon the arbitration award or decision may be entered in any court having jurisdiction thereof or application may be made to any such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The tribunal of arbitrators shall have the authority to assess liability for pre-award and post-award interest on the claims, attorneys’ fees, expert witness fees and all other expenses of arbitration as such arbitrators shall deem appropriate based on the outcome of the claims arbitrated. Unless otherwise agreed by the parties to the arbitration in writing, the arbitration award shall include findings of fact and conclusions of law.

(h) Nothing in this paragraph 12 shall be deemed to (i) limit the applicability of any otherwise applicable statute of limitations or repose or any waivers contained in this Agreement or (ii) constitute a waiver by any party hereto of the protections afforded by 12 U.S.C. §91 or any successor statute thereto or any substantially equivalent state law.

(i) Notwithstanding any provision in this paragraph 12 to the contrary, this paragraph 12 shall not be construed to require arbitration of a claim or dispute solely between the Trustee and the Delaware Trustee or of any claim or dispute brought by any Person (including, without limitation, any Unitholder), who is not a party to this Agreement.

SCHEDULE 3

OPINIONS OF LOCAL COUNSEL

1. In connection with the activities of the Trust, the Delaware Trustee and the Trustee as contemplated in (a) the Registration Statement under the captions “State Tax Considerations” and “Description of the Trust Agreement,” (b) the Trust Agreement and (c) the Conveyance, (i) none of the Trust, the Delaware Trustee or the Trustee is required to qualify to do business or to conduct a trust business in the State of Alabama; (ii) there is no filing, registration or other action by or with respect to the Trust, the Delaware Trustee or the Trustee required in the State of Alabama; (iii) assuming the Trust in its entirety constitutes a grantor trust for federal income tax purposes and is not an association taxable as a corporation, none of the Trustee, the Delaware Trustee or the Trust is subject to any income tax imposed by the State of Alabama, or any of its political subdivisions, and there is no requirement under Alabama law for withholding by the Trustee of distributions to Unitholders; (iv) the activities of the Trustee and the Delaware Trustee under the Trust Agreement will not constitute the exercise of trust powers in the State of Alabama; (v) [individual Unitholders (including non-Alabama residents) will be required generally to comply with Alabama income tax reporting and payment obligations;] and (vi) the Trust may legally hold title to the Royalty Interests. To the best of our knowledge, the execution, delivery and performance by the Trustee and the Delaware Trustee of the Trust Agreement will not violate or conflict with any law or any administrative regulation or ruling of the State of Alabama.

2. Assuming due authorization, execution and delivery of the Conveyance by the Company and the Trust and recording of the Conveyance in the real estate records of the Counties of Tuscaloosa and Jefferson, Alabama, and based on our opinion that the Royalty Interests constitute an interest in real property, (a) the form of the Conveyance is adequate and sufficient to transfer title to the Royalty Interests to the Trust and to comply with the laws of the State of Alabama, including all applicable recordation statutes and regulations; (b) the recording of the Conveyance in the appropriate real property records in the Counties of Tuscaloosa and Jefferson, Alabama, is sufficient to provide the Trust, the Delaware Trustee and the Trustee the maximum protections afforded under the recordation statutes of the State of Alabama against purchasers or creditors subsequently acquiring interests in the Underlying Properties, and such purchasers and creditors will be deemed to acquire any such interests with notice of, and subject to, the Royalty Interests; (c) the Conveyance has been properly recorded, or has been transmitted to the appropriate county official for recordation, in the appropriate real property records in the State of Alabama; (d) no governmental approvals are required in connection with the Conveyance under the laws of the State of Alabama; and (e) the Company has assigned and conveyed to the Trust the Royalty Interests. Nothing expressed in the foregoing opinion shall be construed as an opinion as to the title to the Royalty Interests conveyed by the Conveyance or as to the accuracy of the description of the Royalty Interests and Underlying Properties described therein.

3. Each Unit, and any interest represented thereby, will be characterized as intangible personal property under the laws of the State of Alabama for purposes of ownership, transfer, inheritance tax, gift tax, devolution of title, administration and probate assuming, with respect to inheritance tax and gift tax treatment, that the Units, and not an interest in the Royalty Interests, would be included in the Unitholder’s gross estate for federal estate tax purposes.

4. The Royalty Interests constitute an interest in real property under the laws of the State of Alabama.

5. There is no restriction on the ownership of interests in minerals or Units by non-U.S. residents under the laws of the State of Alabama.

6. Holders of Units will not be liable for the debts and liabilities of the Trust under the laws of the State of Alabama.

Schedule 4

Dominion Resources Black Warrior Trust

SEE THE REVERSE SIDE HEREOF FOR A SUMMARY OF CERTAIN PROVISIONS IN
THE TRUST AGREEMENT THAT COULD RESULT IN THE MANDATORY TRANSFER
AND SALE OF THE UNITS EVIDENCED HEREBY

CERTIFICATE OF BENEFICIAL INTEREST IN

DOMINION RESOURCES BLACK WARRIOR TRUST

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE ISSUED UNDER AND
SUBJECT TO THE TRUST AGREEMENT OF DOMINION RESOURCES BLACK WARRIOR
TRUST DATED AS OF MAY 31, 1994

THIS CERTIFICATE OF BENEFICIAL INTEREST IS TRANSFERABLE IN THE CITY OF
NEW YORK, NEW YORK

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

Units of Beneficial Interest (“Units”) in that certain Trust known and designated as Dominion Resources Black Warrior Trust created and established under the terms of the Trust Agreement of Dominion Resources Black Warrior Trust (the “Trust Agreement”) entered into as of the date shown above by and among Dominion Black Warrior Basin, Inc., an Alabama corporation with its principal office in Richmond, Virginia, as Trustor, Dominion Resources, Inc. a Virginia corporation with its principal office in Richmond, Virginia, Mellon Bank (DE) National Association, a banking association organized under the laws of the United States of America with its principal place of business in the State of Delaware, as Delaware Trustee, and NationsBank of Texas, N.A., office in Dallas, Texas. Said Trust Agreement is hereby referred to and made a part of this Certificate for all purposes and the owner of the Certificate by accepting the same consents to and becomes bound by all the terms and provisions of said Trust Agreement and the provisions herein. The Units evidenced by this Certificate are transferable on the books of the Trustee by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate, properly endorsed, to the Trustee.

Witness this signature of the duly authorized officer of the Trustee

Dated

Countersigned and Registered

MELLON SECURITIES TRUST COMPANY, As Transfer Agent and Registrar	NATIONSBANK OF TEXAS, N.A. as Trustee
By Authorized Signature	By Authorized Signature

SPECIAL MEETING OF UNIT HOLDERS OF

DOMINION RESOURCES BLACK WARRIOR TRUST

May 22, 2014

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030033333030000000 0 052214

THE TRUSTEE RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 7.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
A Appointment of a Successor Trustee.			
Proposal One - Appointment of Southwest Bank as Successor Trustee.	☐	☐	☐
B Trust Agreement Amendments.			
Please read each of the proposals in full in the accompanying consent solicitation statement.			
Proposal Two - Amendment to the Trust Agreement Regarding Ministerial Items.	☐	☐	☐
Proposal Three - Amendments to the Trust Agreement Regarding Uncertificated Units.	☐	☐	☐
Proposal Four- Amendment to the Trust Agreement Regarding Asset Sales.	☐	☐	☐
Proposal Five - Amendment to the Trust Agreement Regarding Electronic Voting.	☐	☐	☐
Proposal Six - Amendment to the Trust Agreement Regarding Investments.	☐	☐	☐
C Adjournment.			
Proposal Seven - Adjourn Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Unit Holder ____________ Date: ________ Signature of Unit Holder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.